File No. 2-85905

                          As filed on December ^ 24, 1997


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                     Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
                                                                              --
      Pre-Effective Amendment No.
      Post-Effective Amendment No.   ^ 21                                      X
                                  -----------                                 --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                              --
      Amendment No.    ^ 21                                                    X
                   ------------                                               --


                         INVESCO STRATEGIC PORTFOLIOS, INC.
                 (Exact Name of Registrant as Specified in Charter)

                    7800 E. Union Avenue, Denver, Colorado 80237
                      (Address of Principal Executive Offices)

                    P.O. Box 173706, Denver, Colorado 80217-3706
                                 (Mailing Address)

         Registrant's Telephone Number, including Area Code: (303) 930-6300
                                Glen A. Payne, Esq.
                                7800 E. Union Avenue
                               Denver, Colorado 80237
                      (Name and Address of Agent for Service)
                                    ------------
                                     Copies to:
                               Ronald M. Feiman, Esq.
                               Gordon Altman Butowsky
                               Weitzen Shalov & Wein
                                  114 W. 47th St.
                              New York, New York 10036
                                    ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective (check appropriate box)
___   immediately upon filing pursuant to paragraph (b)
___   on  _________________, pursuant to paragraph (b)
___   60 days after filing pursuant to paragraph (a)(1)
 X    on March 1, ^ 1998, pursuant to paragraph (a)(1)
---
___   75 days after filing pursuant to paragraph (a)(2)
___   on _____________ pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, ^ 1997, was filed on or about December 18, ^ 1997.


                                    Page 1 of 206
                        Exhibit index is located at page 105

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                      ----------------------------------

                            CROSS-REFERENCE SHEET

Form N-A
Item                                      Caption
--------                                  -------

Part A                                    Prospectus

     1.......................             Cover Page

     2.......................             Annual Fund Expenses

     3.......................             Financial Highlights;
                                          Performance Data

     4.......................             Investment Objective and
                                          Strategy; The Fund and Its
                                          Management

     5.......................             The Fund and Its Management;
                                          Additional Information

     5A......................             Not Applicable

     6.......................             Fund Services; Taxes,
                                          Dividends and Capital Gain
                                          Distributions; Additional
                                          Information

     7.......................             How to Buy Shares; Fund
                                          Services

     8.......................             Fund Services; How to Sell
                                          Shares

     9.......................             Not Applicable

Part B                                    Statement of Additional
                                          Information

     10.......................            Cover Page

     11.......................            Table of Contents

Form N-1A
Item                                      Caption
---------                                 -------

     12.......................            The Fund and Its Management

     13........................           Investment Policies and
                                          Restrictions

     14.......................            The Fund and Its Management

     15.......................            The Fund and Its Management;
                                          Additional Information

     16.......................            The Fund and Its Management;
                                          Additional Information

     17.......................            Investment Policies and
                                          Restrictions

     18.......................            Additional Information

     19.......................            How Shares Can Be Purchased;
                                          How Shares Are Valued;
                                          Services Provided by the Fund;
                                          Tax-Sheltered Retirement
                                          Plans; How to Redeem Shares


     20.......................            Dividends, ^ Other
                                          Distributions, and Taxes


     21.......................            How Shares Can Be Purchased

     22.......................            Performance Data

     23.......................            Additional Information

Part C                                    Other Information

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
March 1, 1997

                         INVESCO STRATEGIC PORTFOLIOS

     Energy
     Environmental Services
     Financial Services
     Gold
     Health Sciences
     Leisure
     Technology
     Utilities


     The eight INVESCO Strategic Portfolios (the "Portfolios") described in this ^ Prospectus are actively managed to seek capital appreciation and, with respect to the Utilities Portfolio, income. Each Portfolio, which is a separate series of INVESCO Strategic Portfolios, Inc., normally invests 80% or more of its total assets in companies principally engaged in a specific business sector. Most of their holdings are in common stocks, but the Portfolios have the flexibility to invest in other types of securities.

     This Prospectus provides you with the basic information you should know before investing in any of the Portfolios. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Portfolios, dated March 1, ^ 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this ^ Prospectus. To obtain a free copy, write to INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800- 525-8085; or ^ visit our web site at: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE ^ PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE ^ PORTFOLIOS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

CONTENTS


ESSENTIAL INFORMATION........................................................6


ANNUAL ^ PORTFOLIO EXPENSES..................................................7


FINANCIAL HIGHLIGHTS........................................................11

INVESTMENT OBJECTIVE AND STRATEGY...........................................26

INVESTMENT POLICIES AND RISKS...............................................26

THE FUND AND ITS MANAGEMENT.................................................32

FUND PRICE AND PERFORMANCE..................................................36

HOW TO BUY SHARES...........................................................37

FUND SERVICES...............................................................42

HOW TO SELL SHARES..........................................................42


TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS..................................45


ADDITIONAL INFORMATION......................................................47

ESSENTIAL INFORMATION


     Investment Goal And Strategy^: INVESCO Strategic Portfolios, Inc. (the "Fund") is a mutual fund made up of a series of individually managed Portfolios. Each Portfolio described in this ^ Prospectus is actively managed to seek capital appreciation and^ with respect to the Utilities Portfolio, income. Employing an aggressive investment philosophy, ^ each Portfolio normally ^ invests at least 80% of ^ its total assets in equity securities of companies principally engaged in a specific business sector. There is no guarantee that ^ a Portfolio will meet ^ its investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Designed For: Investors seeking capital appreciation. While not a complete investment program, one or more of these Portfolios may be a valuable element of your investment portfolio. You also may wish to consider one or more of the Portfolios as part of a Uniform ^ Gifts/Transfers To Minors Act Account or systematic investing strategy. The Portfolios may be a suitable investment for many types of retirement programs, including ^ various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

     Time  Horizon^:   Stock  prices  fluctuate  on  a  daily  basis,  and  each
Portfolio's price per share therefore varies daily. Potential shareholders should consider this a medium- to long-term investment.

     Risks^: The Portfolios generally use an aggressive investment strategy and may experience relatively rapid portfolio turnover. Because the Portfolios focus on narrow business segments, they may experience greater short-term volatility than more diversified funds. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. These policies make the ^ Portfolios unsuitable for that portion of your savings dedicated to current income or to preservation of capital over the short-term. See "Investment Objective ^ And Strategy" and "Investment Policies ^ And Risks."

     Organization and Management^: The Portfolios are series of the Fund, a diversified, managed, no-load mutual fund. Each Portfolio is owned by its shareholders. The Fund employs INVESCO Funds Group, Inc. ("IFG")^, founded in 1932^, to serve as investment adviser, administrator^ and transfer agent^. INVESCO Trust Company ("INVESCO Trust")^, founded in 1969, serves as the
Portfolios' sub-adviser. Together, IFG and INVESCO Trust constitute "Fund Management." Prior to September 30, 1997, IFG served as the Portfolios' distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of IFG, became the Portfolios' distributor.


     Each Portfolio's investments are selected by its portfolio manager or managers. See "The Fund And Its Management."

     IFG ^, INVESCO Trust and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that manages approximately ^ $177.5 billion in assets. AMVESCAP PLC is based in London^ with money managers located in Europe, North America^ and Asia.


The Fund offers all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase and Automatic
Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

Minimum Initial Investment: $1,000 per Portfolio, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

Minimum Subsequent Investment: $50 per Portfolio (Minimums are lower for certain retirement plans.)


ANNUAL ^ PORTFOLIO EXPENSES

     The Portfolios whose shares are offered through this Prospectus are the Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Portfolios. These Portfolios are 100% no-load; there are no fees to purchase, exchange or redeem shares^. Each Portfolio is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of each Portfolio's average ^ net assets each year. (See "How To Buy Shares -- Distribution Expenses.") Lower expenses benefit Fund shareholders by increasing the Fund's total return.

     Like any company, each Portfolio has operating expenses such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from each Portfolio's assets. Lower expenses therefore benefit investors by increasing a Portfolio's ^ total return.

     We calculate annual operating expenses as ^ a percentage of each Portfolio's average annual net assets. To keep expenses competitive, the Environmental Services and Utilities Portfolios' adviser voluntarily reimburses the Environmental Services and Utilities Portfolios for certain expenses in excess of 1.90% and 1.25%, respectively, of each Portfolio's average net assets.


Annual Portfolio Operating Expenses
(as a percentage of average net assets)


      Energy Portfolio
Management Fee                                                       0.75%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses (2)                                                 ^ 0.46%
Total Portfolio Operating
  Expenses(1)(2)                                                     1.46%

      Environmental Services Portfolio
Management Fee                                                       0.75%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses (after absorbed expenses)(2)(3)                     ^ 0.72%
Total Portfolio Operating
  Expenses (after absorbed expenses)(1)(2) ^(3)                      1.72%

      Financial Services Portfolio
Management Fee                                                       0.73%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses(2)                                                  ^ 0.32%
Total Portfolio Operating
  Expenses(1)(2)                                                   1.30%

      Gold Portfolio
Management Fee                                                       0.75%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses(2)                                                  ^ 0.72%
Total Portfolio Operating
  Expenses(1) ^(2)                                                   1.72%

      Health Sciences Portfolio
Management Fee                                                       0.65%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses(2)                                                  ^ 0.42%
Total Portfolio Operating
  Expenses(1) ^(2)                                                   1.32%

      Leisure Portfolio
Management Fee                                                       0.75%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses(2)                                                  ^ 0.66%
Total Portfolio Operating
  Expenses(1) ^(2)                                                   1.70%

      Technology Portfolio
Management Fee                                                       0.70%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses(2)                                                  ^ 0.39%
Total Portfolio Operating
  Expenses(1) ^(2)                                                   1.34%

      Utilities Portfolio
Management Fee                                                       0.75%
12b-1 Fees (1)                                                     ^ 0.25%
Other Expenses (after absorbed expenses)(2)(3)                     ^ 0.22%
Total Portfolio Operating
  Expenses (after absorbed expenses)(1)(2) ^(3)                      1.22%

(1) The 12b-1 fees for the period ending October 31, 1998 may be less than 0.25% of the average net New Assets.

(2) It should be noted that the Portfolio's actual total operating expenses were lower than the figures shown because the Portfolio's custodian fees, transfer agency fees and distribution fees were reduced under ^ expense offset ^ arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, 1996. See "The Fund ^ And Its Management^" and "How to Buy Shares -- Distribution Expenses."

(3) Certain expenses of the Environmental Services and Utilities Portfolios are being absorbed voluntarily by IFG. In the absence of such absorbed expenses, the Environmental Services Portfolio's "Other Expenses" and "Total Portfolio Operating Expenses" would have been ^ 1.41% and ^ 2.16%, respectively; and the Utilities Portfolio's "Other Expenses" and "Total Portfolio Operating Expenses" would have been ^ 0.52% and ^ 1.27%, respectively, based on each Portfolio's actual expenses for the fiscal year ended October 31, ^ 1997.




Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Portfolio's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                                 1 Year     3 Years     5 Years    10 Years
                                 ------     -------     -------    --------


Energy Portfolio                  ^ $12         $38         $66        $147
Environmental Services               17          54          93         203
  Portfolio
Financial Services                   11          33          58         128
  Portfolio
Gold Portfolio                       15          46          80         176
Health Sciences                      11          34          59         131
  Portfolio
Leisure Portfolio                    14          45          77         169
Technology Portfolio                 11          35          60       ^ 133
Utilities Portfolio                  12        ^ 39          67         148


      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on each Portfolio's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."


      Because each Portfolio pays a distribution fee, investors who own shares of the Portfolios for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

INVESCO Strategic Portfolios, Inc.
FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)
Year Ended October 31, ^ 1997

The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Fund's ^ 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting ^ IDI at the address or telephone number on the cover of this prospectus.


                                                                    Year Ended October 31
                              ---------------------------------------------------------------------------------------------
                                    ^ 1997     1996     1995     1994     1993     1992     1991     1990     1989   1988 ^
                                    Energy Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $15.03   $10.09   $10.77   $11.53    $9.14   $11.28   $12.06   $11.68    $9.29  $8.22
                              ---------------------------------------------------------------------------------------------
INCOME FROM ^ INVESTMENT
   OPERATIONS
Net Investment Income                 0.06     0.04     0.09     0.06     0.13     0.05     0.09     0.16     0.20   0.11
   ^(Both Realized and Unrealized)    5.56     4.94   (0.68)   (0.76)     2.36   (2.17)   (0.76)     0.33     2.43   1.24
                              ---------------------------------------------------------------------------------------------
Total from Investment
   Operations                         5.62     4.98   (0.59)   (0.70)     2.49   (2.12)   (0.67)     0.49     2.63   1.35
                              ---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                 0.05     0.04     0.09     0.06     0.10     0.02     0.11     0.11     0.24   0.17
Distributions from
   Capital Gains                      1.22     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00   0.11
                              ---------------------------------------------------------------------------------------------
Total Distributions                   1.27     0.04     0.09     0.06     0.10     0.02     0.11     0.11     0.24   0.28
                              ---------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                    $19.38   $15.03   $10.09   $10.77   $11.53    $9.14   $11.28   $12.06   $11.68  $9.29
                              =============================================================================================







TOTAL RETURN                        40.65%   49.33%  (5.45%)  (6.04%)   27.18% (18.74%)  (5.55%)    4.18%   28.32% 16.77%
RATIOS
Net Assets - End of Period
   ($000 Omitted)                 $319,651 $236,169  $48,284  $73,767  $50,272  $17,048  $12,130  $19,476   $8,617 $5,831
Ratio of Expenses to
   Average Net Assets               1.21%@   1.30%@   1.53%@    1.35%    1.18%    1.73%    1.69%    1.42%    1.75%  1.90%
Ratio of Net Investment
   Income to Average Net
   ^ Assets                          0.39%    0.54%    0.72%    0.65%    0.86%    0.32%    0.83%    1.04%    1.73%  0.99%
Portfolio Turnover Rate               249%     392%     300%     123%     190%     370%     337%     321%     109%   177%
Average Commission Rate
   Paid^^                          $0.0796  $0.0794       ^-        -        -        -        -        -        -      -


+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.


^< Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold^ which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.



                                                                                                                   ^ Period
                                                                                                                    ^ Ended
                                                                                                                  ^ October
                                                                              ^ Year Ended October 31                    31
                                                           ----------------------------------------------------------------
                                                                 1997     1996     1995     1994  ^ 1993<     1992    1991^
                                           Environmental Services Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                          $10.14    $8.12    $6.50    $6.80    $7.54    $8.97    $8.00
                                                           ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                   (0.04)     0.06     0.08     0.06   (0.02)   (0.04)   (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                                1.89     2.02     1.62   (0.30)   (0.72)   (1.39)     1.04
                                                           ----------------------------------------------------------------
Total from Investment Operations                                 1.85     2.08     1.70   (0.24)   (0.74)   (1.43)     0.97
                                                           ----------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                             0.00     0.06     0.08     0.06     0.00     0.00     0.00
In Excess of Net Investment Income                               0.01     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from Capital Gains                                 0.54     0.00     0.00     0.00     0.00     0.00     0.00
                                                           ----------------------------------------------------------------
Total Distributions                                              0.55     0.06     0.08     0.06     0.00     0.00     0.00
                                                           ----------------------------------------------------------------
Net Asset Value - End of Period                                $11.44   $10.14    $8.12    $6.50    $6.80    $7.54    $8.97
                                                           ================================================================
TOTAL RETURN                                                   19.13%   25.58%   26.09%  (3.51%)  (9.85%) (15.90%)  12.11%*

RATIOS
Net Assets - End of Period ($000 Omitted)                     $23,151  $26,794  $22,756  $29,276  $40,589  $17,685   $8,001
Ratio of Expenses to Average Net Assets#                       1.72%@   1.61%@   1.57%@    1.29%    1.62%    1.85%   2.50%~
Ratio of Net Investment Income (Loss) to
   Average Net Assets#                                        (0.40%)    0.47%    0.65%    0.61%  (0.40%)  (1.23%) (1.81%)~
Portfolio Turnover Rate                                          187%     142%     195%     211%     155%     113%     69%*
Average Commission Rate Paid^^                                $0.0996  $0.1639        -        -        -        -        -


The per share information was computed based on weighted average shares.


^ From January 2, 1991, commencement of operations, to October 31, 1991.


^


*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.


#Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.16%, 1.85%, 1.93% and 1.43%, respectively, and ratio of net investment income to average net assets would have been (0.84%), 0.23%, 0.29% and 0.47%, respectively.


@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                                                 ^ Year Ended October 31
                                -----------------------------------------------------------------------------------------
                                    ^ 1997     1996     1995     1994     1993     1992     1991     1990     1989   1988
                          Financial Services Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $22.94   $18.95   $15.31   $20.28   $15.28   $14.67    $7.19    $9.05    $7.55  $6.37
                                -----------------------------------------------------------------------------------------
INCOME FROM ^ INVESTMENT
   OPERATIONS
Net Investment Income (Loss)          0.28     0.50     0.29     0.29     0.24     0.20     0.10   (0.01)     0.10   0.12
Net Gains or (Losses) on
   Securities (Both Realized
   ^ and Unrealized)                  8.14     5.18     3.64   (0.66)     5.00     1.52     7.56   (1.82)     2.30   1.19
                                -----------------------------------------------------------------------------------------
Total from Investment
   Operations                         8.42     5.68     3.93   (0.37)     5.24     1.72     7.66   (1.83)     2.40   1.31
                                -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                  0.28     0.50     0.29     0.29     0.24     0.20     0.08     0.01     0.09   0.13
In Excess of Net Investment
   Income                             0.00     0.05   ^ 0.00     0.00     0.00     0.00     0.00     0.00     0.00   0.00
Distributions from
   Capital Gains                      1.94     1.14     0.00     4.31     0.00     0.91     0.10     0.02     0.81   0.00
                                -----------------------------------------------------------------------------------------
Total Distributions                   2.22     1.69     0.29     4.60     0.24     1.11     0.18     0.03     0.90   0.13
                                -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                    $29.14   $22.94   $18.95   $15.31   $20.28   $15.28   $14.67    $7.19    $9.05  $7.55
                                =========================================================================================
TOTAL RETURN                        39.80%   31.48%   25.80%  (2.24%)   34.33%   11.74%  106.63% (20.25%)   31.66% 20.69%
RATIOS
Net Assets - End of Period
   ($000 Omitted)               $1,113,242 $542,688 $410,048 $266,170 $384,131 $189,708  $95,144   $1,315   $2,208 $2,322
Ratio of Expenses to
   Average Net Assets               0.99%@   1.11%@   1.26%@    1.18%    1.03%    1.07%    1.13%    2.50%    2.50%  1.95%
Ratio of Net Investment
   Income (Loss) to ^ Average
   Net Assets                        1.19%    2.48%    2.10%    1.66%    1.16%    1.28%    1.76%  (0.16%)    1.05%  1.71%
Portfolio Turnover Rate                96%     141%     171%      88%     236%     208%     249%     528%     217%   175%
Average Commission ^ Rate
   Paid^^                        ^ $0.0887  $0.0835        -        -        -        -        -        -        -      -


@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                                               ^ Year Ended October 31
                                ---------------------------------------------------------------------------------------------
                                   ^ 1997^     1996     1995     1994     1993   ^ 1992     1991     1990     1989     1988 ^
                                Gold Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period               $8.00    $5.21    $5.68    $6.23    $3.99    $4.26    $4.29    $5.29    $5.03    $5.60
                                ---------------------------------------------------------------------------------------------
INCOME FROM ^ INVESTMENT
   OPERATIONS
Net Investment Income (Loss)        (0.02)   (0.01)     0.01   (0.02)   (0.01)   (0.01)   (0.01)     0.01     0.03     0.03
   ^(Both Realized and
   ^ Unrealized)                    (2.62)     2.80   (0.47)   (0.53)     2.25   (0.26)   (0.02)   (1.00)     0.28   (0.58)
                                ---------------------------------------------------------------------------------------------
Total from Investment
   Operations                       (2.64)     2.79   (0.46)   (0.55)     2.24   (0.27)   (0.03)   (0.99)     0.31   (0.55)
                                ---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                  0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.01     0.05    0.02
^ In Excess of Net Investment
   ^ Income                           2.15     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    0.00
                                ---------------------------------------------------------------------------------------------
Total Distributions                   2.15     0.00     0.01     0.00     0.00     0.00     0.00     0.01     0.05    0.02
                                ---------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                     $3.21    $8.00    $5.21    $5.68    $6.23    $3.99    $4.26    $4.29    $5.29   $5.03
                                =============================================================================================
TOTAL RETURN                      (44.38%)   53.55%  (8.12%)  (8.83%)   56.27%  (6.51%)  (0.51%) (18.70%)    6.13% (9.84%)
RATIOS
Net Assets - End of Period
   ($000 Omitted)                 $151,085 $277,892 $151,779 $271,163 $292,940  $46,212  $46,383  $35,757  $34,255 $32,481
Ratio of Expenses to ^ Average
   Net Assets                       1.47%@   1.22%@   1.32%@    1.07%    1.03%    1.41%    1.47%    1.32%    1.63%   1.58%
Ratio of Net Investment
   Income (Loss) to ^ Average
   Net Assets                      (0.41%)  (0.08%)    0.13%  (0.32%)  (0.21%)  (0.23%)  (0.25%)    0.26%    0.69%   0.62%
Portfolio Turnover Rate               148%     155%      72%     97%      142%     101%      43%     107%      77%     47%
Average Commission Rate
   Paid^^                          $0.0359  $0.0415       ^-        -        -        -        -        -        -       -

^ The per share information was computed based on average shares.

^ The per share information was computed based on weighted average shares.


@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.



                                                                     ^ Year Ended October 31
                                 ------------------------------------------------------------------------------------------
                                    ^ 1997     1996     1995     1994     1993     1992     1991     1990     1989   1988 ^
                             Health Sciences Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $55.24   $50.47   $35.09   $33.49   $35.65   $40.60   $20.61   $19.49   $14.29  $11.69
                                 -------------------------------------------------------------------------------------------
INCOME FROM ^ INVESTMENT
   OPERATIONS
Net Investment Income (Loss)          0.06     0.07   (0.03)   (0.24)   (0.13)     0.11     0.14     0.21     0.15  (0.09)
Net Gains or (Losses) on
   Securities (Both Realized
   ^ and Unrealized)                 10.85     8.78    15.41     1.84   (2.02)   (4.52)    23.45     1.32     7.06    2.72
                                 -------------------------------------------------------------------------------------------
Total from Investment
   Operations                        10.91     8.85    15.38     1.60   (2.15)   (4.41)    23.59     1.53     7.21    2.63
                                 -------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                  0.06     0.07     0.00     0.00     0.01     0.10     0.12     0.20     0.06    0.00
Distributions from
   Capital Gains+                     8.59     4.01     0.00     0.00     0.00     0.44     3.48     0.21     1.95    0.03
                                 -------------------------------------------------------------------------------------------
Total Distributions                   8.65     4.08     0.00     0.00     0.01     0.54     3.60     0.41     2.01    0.03
                                 -------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                    $57.50   $55.24   $50.47   $35.09   $33.49   $35.65   $40.60   $20.61   $19.49  $14.29
                                 ===========================================================================================
TOTAL RETURN                        22.96%   17.99%   43.83%    4.78%  (6.01%) (10.86%)  114.54%    7.85%   50.47%  22.56%
RATIOS
Net Assets - End of Period
   ($000 Omitted)                 $944,498 $933,828 $860,926 $473,926 $560,294 $756,791 $744,927  $88,150  $26,765 $10,027
Ratio of Expenses to ^ Average
   Net Assets                       1.08%@   0.98%@   1.15%@    1.19%    1.16%    1.00%    1.03%    1.12%    1.42%   1.65%
Ratio of Net Investment
   Income (Loss) to ^ Average
   Net Assets                        0.11%    0.11%  (0.08%)  (0.57%)  (0.34%)    0.26%    0.55%    1.18%    0.79% (0.48%)
Portfolio Turnover Rate               143%      90%     107%      80%      87%      91%     100%     242%     272%    280%
Average Commission Rate
   Paid^^                          $0.0600  $0.1204       ^-        -        -        -        -        -        -       -


+ For the year ended October 31, 1993, the Portfolio declared a Capital Gains distribution which aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                                                   ^ Year Ended October 31
                                  -----------------------------------------------------------------------------------------
                                    ^ 1997     1996     1995     1994     1993   ^ 1992     1991     1990     1989   1988 ^
                               Leisure Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $22.89   $23.78   $22.63   $25.47   $16.29   $14.85   $10.14   $14.53   $11.99    $9.00
                                  -----------------------------------------------------------------------------------------
INCOME FROM ^ INVESTMENT
   OPERATIONS
Net Investment Income (Loss)          0.02     0.04     0.08   (0.01)   (0.02)   (0.01)   (0.01)     0.01     0.22     0.04
   ^(Both ^ Realized and
   Unrealized)                        4.96     2.25     2.06   (0.94)     9.20     2.44     6.84   (3.69)     4.52     2.95
                                  -----------------------------------------------------------------------------------------
Total from Investment
   Operations                         4.98     2.29     2.14   (0.95)     9.18     2.43     6.83   (3.68)     4.74     2.99
                                  -----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                 0.02     0.04     0.08     0.00     0.00     0.00     0.00     0.03     0.21     0.00
^ Distributions from Capital
   ^ Gains                            0.64     2.25     0.91     1.89     0.00     0.99     2.12     0.68     1.99     0.00
In Excess of Capital Gains            0.00     0.89   ^ 0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                                  -----------------------------------------------------------------------------------------
Total Distributions                   0.66     3.18     0.99     1.89     0.00     0.99     2.12     0.71     2.20     0.00
                                  -----------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                    $27.21   $22.89   $23.78   $22.63   $25.47   $16.29   $14.85   $10.14   $14.53   $11.99
                                  =========================================================================================
TOTAL RETURN                        22.32%   10.66%    9.98%  (3.92%)   56.36%   16.34%   67.40% (25.33%)   39.58%   33.21%
RATIOS
Net Assets - End of Period
   ($000 Omitted)                 $216,616 $252,297 $265,181 $282,649 $351,685  $40,140  $14,406   $5,064  $12,569   $5,624
Ratio of Expenses to ^ Average
   Net Assets                       1.41%@   1.30%@   1.29%@    1.17%    1.14%    1.51%    1.86%    1.84%    1.38%    1.89%
Ratio of Net Investment
   Income (Loss) to ^ Average
   Net Assets                        0.05%    0.18%    0.31%    0.00%  (0.11%)  (0.33%)  (0.24%)    0.10%    1.44%    0.16%
Portfolio Turnover Rate                25%      56%     119%    116%      116%     148%     122%      89%     119%     136%
Average Commission Rate
   Paid^^                          $0.0672  $0.1503       ^-        -        -        -        -        -        -        -


< The per share information was computed based on weighted average shares.


+ Distributions in excess of net investment income for the years ended October 31, 1997, 1996 and 1995, aggregated less than $0.01 on a per share basis.


@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                                                 ^ Year Ended October 31
                                ---------------------------------------------------------------------------------------------
                                    ^ 1997     1996     1995     1994     1993     1992  ^ 1991<   1990<<     1989     1988 ^
                           Technology Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $34.23   $34.33   $24.94   $26.99   $20.20   $18.10   $11.61   $12.66   $10.11    $8.49
                                ---------------------------------------------------------------------------------------------
INCOME FROM ^ INVESTMENT
   OPERATIONS
Net Investment Income (Loss)          0.13     0.07   (0.02)   (0.02)   (0.15)   (0.09)   (0.09)   (0.01)   (0.29)   (0.29)
^ Net Gains on ^ Securities
   (Both ^ Realized and
   Unrealized)                        6.23     5.76    10.20     1.19     6.94     2.19    10.97   (1.04)     2.84     1.91
                                ---------------------------------------------------------------------------------------------
Total from Investment
   Operations                         6.36     5.83    10.18     1.17     6.79     2.10    10.88   (1.05)     2.55     1.62
                                ---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                 0.13     0.07   ^ 0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
   Capital Gains                      4.49     5.86     0.79     3.22     0.00     0.00     4.39     0.00     0.00     0.00
                                ---------------------------------------------------------------------------------------------
Total Distributions                   4.62     5.93     0.79     3.22     0.00     0.00     4.39     0.00     0.00     0.00
                                ---------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                    $35.97   $34.23   $34.33   $24.94   $26.99   $20.20   $18.10   $11.61   $12.66   $10.11
                                =============================================================================================
TOTAL RETURN                        20.71%   19.98%   42.19%    5.04%   33.63%   11.57%   93.73%  (8.28%)   25.24%   19.02%
RATIOS
Net Assets - End of Period
   ($000 Omitted)               $1,039,968 $789,611 $563,109 $327,260 $248,803 $165,083  $63,119  $20,190   $8,525   $9,652
Ratio of Expenses to
   Average Net Assets               1.05%@   1.08%@   1.12%@    1.17%    1.13%    1.12%    1.19%    1.25%    1.59%    1.72%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets                0.41%    0.24%  (0.06%)  (0.55%)  (0.69%)  (0.45%)  (0.53%)  (0.06%)  (0.62%)  (0.90%)
Portfolio Turnover Rate               237%     168%     191%     145%     184%     169%     307%     345%     259%    356%#
Average Commission Rate
   Paid^^                          $0.0633  $0.1557       ^-        -        -        -        -        -        -        -


<The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

# For the year ended October 31, 1988, the value of securities acquired in connection with the acquisition of the net assets of World of Technology, Inc. was excluded when computing the Portfolio turnover rate.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                                                   ^ Year Ended October 31
                                 --------------------------------------------------------------------------------------------
                                    ^ 1997     1996     1995     1994    1993      1992     1991     1990     1989     1988 ^
                             Utilities Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $12.04   $10.61    $9.76   $12.80   $10.10    $9.95    $8.35    $9.39    $8.59    $8.05
                                 --------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                 0.32     0.37     0.44     0.33     0.29     0.27     0.39     0.32     0.39     0.40
   ^(Both ^ Realized and
   Unrealized)                        1.25     1.43     0.84   (1.12)     2.71     0.92     1.58   (1.04)     1.51     0.54
                                 --------------------------------------------------------------------------------------------
Total from Investment
   Operations                         1.57     1.80     1.28   (0.79)     3.00     1.19     1.97   (0.72)     1.90     0.94
                                 --------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                 0.32     0.37     0.43     0.25     0.30     0.26     0.37     0.32     0.38     0.40
Distributions from
   Capital Gains                      0.87     0.00     0.00     2.00     0.00     0.78     0.00     0.00     0.72     0.00
                                 --------------------------------------------------------------------------------------------
Total Distributions                   1.19     0.37     0.43     2.25     0.30     1.04     0.37     0.32     1.10     0.40
                                 --------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                    $12.42   $12.04   $10.61  $  9.76   $12.80   $10.10  ^ $9.95    $8.35    $9.39    $8.59
                                 ============================================================================================
TOTAL RETURN                        14.37%   17.18%   13.48%  (7.22%)   29.88%   12.04%   23.98%  (7.82%)   22.40%   12.16%
RATIOS
Net Assets - End of Period
   ($000 Omitted)                 $132,423 $153,082 $134,468 $139,579 $181,738 $107,561  $69,267  $30,730  $23,955  $18,407
Ratio of Expenses to ^ Average
   Net Assets#                      1.22%@   1.17%@   1.18%@    1.13%    1.06%    1.13%    1.21%    1.26%    1.35%    1.39%
Ratio of Net Investment Income
   to Average Net Assets#            2.74%    3.28%    4.47%    3.33%    2.66%    2.73%    4.19%    3.48%    4.07%    4.93%
Portfolio Turnover Rate                55%     141%     185%     180%     202%     226%     151%     264%     220%     164%
Average Commission Rate
   Paid^^                          $0.0866  $0.0895       ^-        -        -        -        -        -        -        -


+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.


#Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.27%, 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 2.69%, 3.20%, 4.34% and 3.32%, respectively.


@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESTMENT OBJECTIVE AND STRATEGY

      Each Portfolio, which is a separate series of the Fund, seeks capital appreciation and, with respect to the Utilities Portfolio, income. This investment objective is fundamental and cannot be changed without the approval of the Portfolio's shareholders. The investment strategy is aggressive; holdings are focused on equity securities whose price appreciation is expected to outpace that of the overall sector in which the Portfolio invests. These stocks may not pay regular dividends. Each Portfolio normally invests at least 80% of its total assets in the equity securities (common and preferred stocks, and convertible bonds) of companies principally engaged in a specific business sector. There is no assurance that a Portfolio's investment objective will be met.


      Each business sector typically consists of numerous industries. In determining whether a company is principally engaged in a particular business sector, Fund Management must determine that the company derives more than 50% of its gross income or net sales from activities in that sector; or that the company dedicates more than 50% of its assets to the production of revenues from that sector^; or, if based on available financial information^ a question exists whether a company meets one of these standards, Fund Management determines that the company's primary business is within the business sector designated for investment by that Portfolio.


      The remainder of each Portfolio's assets may be invested in any securities or other instruments deemed appropriate by Fund Management, consistent with the Portfolio's investment policies and restrictions. These investments include debt securities issued by companies principally engaged in the Portfolio's business sector, debt or equity securities issued by companies outside the Portfolio's business sector, short-term high grade debt obligations maturing no later than one year from the date of purchase (including U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's Investors Service, Inc., and repurchase agreements), and cash.

      The Portfolios are actively traded. Economic conditions and market circumstances vary from day to day; securities may be bought and sold relatively frequently as their suitability as a portfolio holding changes.


      When Fund Management believes market or economic conditions are adverse, a Portfolio may ^ assume a defensive position by temporarily investing up to 100% of its total assets in ^ high-quality money market instruments as described above or cash, ^ to seek to protect its assets until conditions stabilize.


INVESTMENT POLICIES AND RISKS


      Industry Concentration. Each Portfolio's holdings normally will be concentrated in a single, specific business sector. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate; broad market shifts; moves in a particular, dominant stock; or regulatory changes. Investors should be prepared for volatile short-term movement in net asset value. Each Portfolio attempts to reduce these risks by diversifying its investments among many individual securities; further, a Portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). However, of itself, an investment in one or more of the Portfolios does not constitute a balanced investment program.


      The Technology Portfolio may not invest more than 25% of its total assets in a single industry (e.g., computer software) within the technology business sector. The other Portfolios do not operate under this restriction.

      The Portfolios are concentrated in these industry sectors:

      Energy: energy companies including oil, natural gas, coal, uranium; geothermal, solar, or nuclear power; or new energy sources. Companies may be in the business of exploration, development, production, processing or distribution of these energy resources. Companies may also provide supplies, services, or transportation to energy companies, or energy conservation or pollution control technologies. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

      Market prices of these businesses may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale.

      Environmental Services: waste management, pollution control, and similar companies offering products and services related to environmental concerns in the United States and foreign countries. Environmental services include treatment, reduction, and/or disposal of waste; decontamination, monitoring or transportation; remedial services; landfills, recycling, incineration, pollution reduction projects and systems; environmental insurance and surety bonding; development of alternative energy sources; safety and protection equipment for environmental workers; specialty environmental services; and the production of biodegradable or otherwise environmentally safe products and technologies related to pollution control. Up to 100% of the Portfolio's total assets may be invested in foreign companies.

     The environmental services sector has been positively influenced by legislation that has resulted in stricter government regulations and enforcement policies for both commercial and government generators of waste materials, as well as specific expenditures designated for remedial clean-up efforts. These regulations are subject to change, which could adversely affect these businesses. Since the materials handled and processes involved include hazardous components, there is significant liability risk. In addition, there are also risks of intense competition within this sector.

      Financial Services: financial service companies including commercial and industrial banks, savings & loan associations, consumer and industrial finance, leasing, securities brokerage and insurance companies. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these industries are subject to extensive governmental regulation, which may change frequently. The firms' profitability is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of insurance companies in particular.

     Gold: companies engaged in mining, exploring, processing, or dealing or investing in gold. Up to 10% of the Portfolio's total assets may be invested in gold bullion. Up to 100% of the Portfolio's total assets may be invested in foreign companies.

      Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability and market value of these companies. Changes in political or economic climate for the two largest producers -- South Africa and the former Soviet Union -- may have a direct impact on the price of gold worldwide. The Gold Portfolio's investments in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the Portfolio would be able to realize gains on such investments. Furthermore, the Portfolio may encounter storage and transaction costs in connection with its ownership of gold bullion that may be higher than those associated with the purchase, holding and sale of more traditional types of investments.

      Health Sciences: companies which develop, produce, or distribute products or services related to health-care. These include medical equipment or supplies, pharmaceuticals, health-care facilities, and applied research and development of new products or processes. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these activities are funded or subsidized by federal and state governments; withdrawal or curtailment of this support could have an adverse impact on the profitability, and market prices, of such companies. Changes in government regulation could also have an adverse impact. Further, continuing technological advances may mean rapid obsolescence of products and services.

     Leisure: companies that design, produce or distribute leisure-time products or services. These include recreational equipment, toys, games, photographic equipment, and musical instruments, as well as entertainment industries such as cable television, music, motion pictures, broadcasting, advertising and publishing. In addition, companies engaged in air transportation, lodging, sports arenas, gambling casinos, amusement or theme parks, and restaurants may be included. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these industries are dependent upon consumer discretionary spending, which may fluctuate, particularly during economic downturns. Securities of gambling casinos may be subject to above-average price volatility and considered speculative. Video and electronic games are subject to risks of rapid obsolescence. These factors may adversely affect the market value of the securities of the companies involved.

      Technology: technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

      Many of these products and services are subject to rapid obsolescence, which may adversely affect market value of the securities of the companies involved.

      Utilities: companies that manufacture, produce, generate, transmit or sell gas or electricity, as well as communications firms, such as telephone, telegraph, satellite, microwave and other media (excluding broadcasting). Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested in foreign securities. Securities of Canadian issuers and ADRs are not subject to the 25% limitation.

      Difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for electric generation, availability of natural gas, and risks associated with nuclear power facilities may each adversely affect the market value of the Portfolio's holdings at different times. Compared to the broad market, the public utilities sector may be more strongly affected by changes in the economic climate; broad market shifts; moves in a particular, dominant stock; or regulatory changes.

     Each Portfolio may invest in the following types of securities:


     Equity Securities. The equity securities in which the Portfolios invest may be issued by either established, well- capitalized companies, or newly-formed small capitalization ("small cap") companies. These securities may be traded on national, regional or foreign stock exchanges or in the over-the-counter market. Small cap companies frequently have limited operating histories, product lines and financial and managerial resources, and may face intense competitive pressures from larger companies. The market prices of small cap stocks may be more volatile than the stocks of larger companies both because they typically trade in lower volumes and because small cap ^ companies may be more vulnerable to changes in their earnings and prospects.


     Foreign Securities. Each Portfolio's investments may include foreign securities, which involve certain risks.

     For U.S. investors, the returns on foreign ^ securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign ^ currency, returns ^ for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.


     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of a Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments.


      ADRs represent shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains, net of certain fees paid to the bank. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


      In order to hedge against fluctuations in foreign exchange rates, the Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Forward contracts and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.


     Illiquid and Rule 144A Securities. Each Portfolio may invest up to 10% of its total assets, measured at the time of purchase, in ^ securities which are illiquid because they are subject to restrictions on ^ their resale ("restricted securities") or because, based upon the nature of the market for such securities, they are not readily marketable. Investments in illiquid securities are subject to the risk that a Portfolio may not be able to ^ sell such securities at the time or price desired. In addition, in order to resell a restricted security, a Portfolio might have to bear the expense and ^ incur the delays associated with registration of the security. The Fund may purchase certain securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities")^ without regard to the foregoing 10% limitation, if a liquid trading market exists. The Fund's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities ^ pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by a Portfolio is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Portfolio's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.


      Securities Lending. The Portfolios may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.


      Repurchase Agreements. The Portfolios may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, a Portfolio buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and on an agreed-upon date. The Portfolio could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.


      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The Portfolios do not trade for short-term profit; however, at the discretion of Fund Management, securities may be sold regardless of how long they have been held when investment considerations warrant such action. The portfolio turnover rate of each Portfolio therefore may be higher than some other mutual funds with the same investment objective. This policy also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Portfolios' portfolio turnover rates, their brokerage practices and certain federal income tax matters.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Portfolios' shareholders. For example, a Portfolio may not borrow money except from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of its net assets, with the exception of the Energy, Environmental and Gold Portfolios, which may borrow up to 331/3% of their net assets. In addition, except for the Portfolios' policies regarding investments in foreign securities and foreign currencies, the investment objective and policies described in this prospectus under "Investment Objective and Strategy" and "Investment Policies ^ And Risks" are fundamental and may not be changed without a vote of the Portfolios' shareholders.


THE FUND AND ITS MANAGEMENT

      The Fund is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end management investment company. It was incorporated on August 10, 1983, under the laws of Maryland.


      The Fund's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Fund, ^ IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as investment manager for each Portfolio; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust ^, is the ^ sub-adviser for each Portfolio and is primarily responsible for managing the Portfolios' investments.

     ^ All of the Portfolios, except for Health Sciences Portfolio, are managed by members of INVESCO's Sector Team, which is headed by Daniel B. Leonard. The following individuals are primarily responsible for the day-to-day management of ^ the Portfolios' holdings:

      ^ Energy: John Segner has been the portfolio manager of the Portfolio since February 1997. Mr. Segner is also a vice president of INVESCO Trust Company. Mr. ^ Segner was previously the managing director and principal with The Mitchell Group, Inc. (1990-1997), manager of marketing development (1988-1990) and manager of financial analysis (1986-1988) with First Tennessee National Corporation, and a financial analyst with Amerada Hess Corporation (1985-1986). Mr. Segner received an M.B.A. in Finance from the University of Texas-Austin and a B.S. in Civil Engineering from the University of Alabama.

      Environmental Services: ^ Gerard F. Hallaren, Jr. ^, a Chartered Financial Analyst, has been the portfolio manager of the ^ Portfolio since 1996. Mr. Hallaren also co-manages INVESCO Strategic Technology Portfolio and INVESCO VIF-Technology Fund and is a vice president of INVESCO Trust Company. Mr. Hallaren was previously a research analyst for INVESCO Trust Company (1994 to 1995), a vice president and research analyst with Hanifen

      Imhoff (1992 to 1994)^, a retail broker with Merrill Lynch (1991)^, director of business planning ^ with MiniScribe Corporation (1989 to 1990)^, and a research analyst with various firms beginning in 1978. Mr. Hallaren ^ received a B.A. in Economics from the University of Massachusetts^-Amherst.

      Financial Services: ^ Jeffrey G. Morris, a Chartered Financial Analyst, has been a co-portfolio manager of the ^ Portfolio since March 1997. Mr. Morris is also a vice president of INVESCO Trust Company. Mr. Morris joined INVESCO Trust Company in 1992 and served as a research analyst from 1994 to 1995. Mr. Morris received an M.S. in Finance from the University of Colorado-Denver and a B.S. in Business Administration from Colorado State University.

      Daniel B. Leonard has been a co-portfolio manager of the Portfolio since March 1997 (portfolio manager from 1996 to 1997). Mr. Leonard also manages INVESCO Strategic Gold Portfolio and co-manages INVESCO Strategic Technology Portfolio and INVESCO VIF - Technology Fund. Mr. Leonard is also a senior vice president of INVESCO Trust Company. Mr. Leonard was previously a portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc.^ and a vice president (1977-1983) ^ of INVESCO Trust Company. Mr. Leonard ^ received a B.A. from Washington & Lee University.

      ^ Gold: Daniel B. Leonard^ has been the portfolio manager of the ^ Portfolio since 1989. Mr. Leonard also co-manages INVESCO Strategic Technology Portfolio, INVESCO VIF - Technology Fund and INVESCO Strategic Financial Services Portfolio and is a senior vice president of INVESCO Trust Company. Mr. Leonard was previously a portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc.^ and a vice president (1977-1983) ^ of INVESCO Trust Company. Mr. Leonard ^ received a B.A. from Washington & Lee University.

      ^ Health Sciences Portfolio: The Portfolio is managed by John Schroer, a Chartered Financial Analyst, who is the head of INVESCO's Health Team. Mr. Schroer has been the portfolio manager of ^ the Portfolio since October 1997 (co-portfolio manager since 1994) and has primary responsibility for the day-to-day management of the Portfolio's holdings. Mr. Schroer also manages INVESCO VIF - Health Sciences Fund and INVESCO Global Health Sciences Fund and ^ is a senior vice president of INVESCO Trust Company and a vice president of INVESCO Global Health Sciences Fund. Mr. Schroer was previously an assistant vice president with Trust Company of the West. Mr. Schroer ^ received an M.B.A. and a B.S. from the University of Wisconsin-Madison.

      ^ Leisure: Mark Greenberg, a Chartered Financial Analyst, has been the portfolio manager of the Portfolio since 1996. Mr. Greenberg is also a vice president ^ of INVESCO Trust Company. ^ Mr. Greenberg was previously a vice president and global media and entertainment analyst ^ with Scudder, Stevens & Clark (1990 to 1996); media, technology and telecommunications analyst ^ with Campbell Advisors (1988 to 1989); media and technology analyst ^ with Irving Trust Company (1983 to 1988); and an analyst ^ with Argus Research and Bernstein Macauley (1980 to 1983). ^ Mr. Greenberg received a B.S.B.A. from Marquette University ^.

      ^ Technology: Daniel B. Leonard has been a co-portfolio manager of the Portfolio since 1996 ^(portfolio manager from 1985 to 1996^). Mr. Leonard also manages INVESCO Strategic Gold Portfolio and co-manages INVESCO
      VIF - Technology Fund and INVESCO Strategic Financial Services Portfolio. Mr. Leonard is also a senior vice president of INVESCO Trust Company. Mr. Leonard was previously a portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc. ^ and a vice president (1977-1983) ^ of INVESCO Trust Company. Mr. Leonard ^ received a B.A. from Washington & Lee University.

      ^ Gerard F. Hallaren, Jr. ^, a Chartered Financial Analyst, has been a co-portfolio manager of the ^ Portfolio since 1996. Mr. Hallaren also manages INVESCO Strategic Environmental Services Portfolio and co-manages INVESCO VIF - Technology Fund. Mr. Hallaren is a vice president of INVESCO Trust Company. Mr. Hallaren was previously a research analyst for INVESCO Trust Company (1994 to 1995), a vice president and research analyst with Hanifen Imhoff (1992 to 1994)^, a retail broker with Merrill Lynch
      (1991)^, director of business planning ^ with MiniScribe Corporation (1989 to 1990)^, and ^ a research analyst with various firms beginning in 1978. Mr. Hallaren ^ received a B.A. in Economics from the University of Massachusetts^-Amherst.

      Utilities: Brian B. Hayward, a Chartered Financial Analyst, has been the^ portfolio manager of ^ the Portfolio since July 1997. Mr. Hayward also manages INVESCO VIF - Utilities Fund and INVESCO Worldwide Communications Fund. Mr. Hayward began his investment career in 1985 and was most recently a senior equity analyst with Mississippi Valley Advisors in St. Louis, Missouri. Mr. Hayward received an M.A. in Economics and a B.A. in Mathematics from the University of Missouri.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.


      Each Portfolio pays IFG a monthly management fee which is based upon a percentage of that Portfolio's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $350 million of a Portfolio's average net assets; 0.65% on the next $350 million of a Portfolio's average net assets; and 0.55% on a Portfolio's average net assets over $700 million. ^ For the fiscal year ended October 31, ^ 1997, the Portfolios paid management fees (prior to the voluntary absorption of certain expenses for Environmental Services and Utilities Portfolios by IFG) equal to the following percentages of their average net assets: Energy 0.75%, Environmental Services 0.75%, Financial Services ^ 0.67%, Gold 0.75%, Health Sciences ^ 0.70%, Leisure 0.75%, Technology ^ 0.66% and Utilities, 0.75%.

     Out of these advisory fees received from the Fund, IFG paid to INVESCO Trust as a sub-advisory fee an amount equal to the following percentages of each Portfolio's average net assets: Energy ^ 0.24%, Environmental Services 0.25%, Financial Services ^ 0.21%, Gold ^ 0.24%, Health Sciences 0.21%, Leisure ^ 0.25%, Technology ^ 0.21% and Utilities 0.25%. No fee is paid by any Portfolio to INVESCO Trust.

      Under a Distribution Agreement effective September 30, 1997, IDI became the Portfolios' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by IFG. Prior to September 30, 1997, IFG served as the Portfolios' distributor.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub- transfer agency or record-keeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, ^ recordkeeping, and internal sub-accounting services for the Fund. For the fiscal year ended October 31, ^ 1997, the Portfolios paid IFG fees for these services in an amount equal to the following percentages of the respective Portfolios' average net assets: Energy 0.02%; Environmental Services 0.05%, Financial Services 0.02%, Gold 0.02%, Health Sciences 0.02%, Leisure 0.02%, Technology 0.02% and Utilities 0.02%.

      Each Portfolio's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of each Portfolio (prior to any expense offset) for the fiscal year ended October 31, ^ 1997, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to the following percentages of each Portfolio's average net assets: Energy ^, 1.21%; Environmental Services ^, 1.72%; Financial Services ^, 0.99%; Gold ^, 1.47%; Health Sciences ^, 1.08%;
Leisure ^, 1.41%; Technology ^, 1.05% and Utilities, ^ 1.22%. Certain expenses of the Environmental Services and Utilities Portfolios are absorbed voluntarily by IFG pursuant to a commitment to the Fund. This commitment may be changed following consultation with the Fund's board of directors. In the absence of this voluntary expense limitation, the total operating expenses of the Environmental Services and Utilities Portfolios for the year ended October 31, ^ 1997, would have been ^ 2.16% and ^ 1.27%, respectively, of each Portfolio's average net assets.

     Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of ^ such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. Each Portfolio may place orders for portfolio transactions with qualified broker-dealers that recommend the Portfolio or sell shares of the Portfolio to clients, or act as agent in the purchase of Portfolio shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

      ^ IFG, INVESCO Trust and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company ^ that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on ^ March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and ^ A I M Management Group^ Inc. ^, that created one of the largest independent investment management businesses in the world. IFG and INVESCO Trust ^ continue to operate under their existing names. ^ AMVESCAP PLC has approximately ^ $177.5 billion in assets under management. ^ IFG was established in 1932 and, as of October 31, ^ 1997, managed 14 mutual funds, consisting of ^ 45 separate portfolios, with combined assets of approximately ^ $16.3 billion on behalf of over ^ 851,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to ^ 57 investment portfolios as of October 31, ^ 1997, including ^ 32 portfolios in the INVESCO group. These ^ 57 portfolios had aggregate assets of approximately ^ $15.1 billion as of October 31, ^ 1997. In addition, INVESCO Trust provides investment management services to private clients^ including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.


FUND PRICE AND PERFORMANCE


      Determining Price. The value of your investment in a Portfolio will vary daily. The price per share is also known as the Net Asset Value ^("NAV"). IFG prices the Portfolios every day that the New York Stock Exchange is open, as of the close of regular trading ^(generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of each Portfolio's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of ^ outstanding shares of that Portfolio.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise a Portfolio's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on an investment in a Portfolio, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment; average annual total return represents the average annual percentage change of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Portfolio's investment results, because they do not ^ show the interim variations in performance over the periods cited. More information about the Portfolios' recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to ^ IDI using the phone number or address on the cover of this prospectus.


     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Portfolios to the broad-based Lipper general fund groupings, or to others in their respective categories:

Portfolio                     Lipper Mutual Fund Category
---------                     ---------------------------
Energy                        Natural Resources
Environmental Services        Environmental
Financial Services            Financial Services
Gold                          Gold Oriented
Health Sciences               Health/Biotechnology
Leisure                       Specialty/Miscellaneous
Technology                    Science & Technology
Utilities                     Utility

      These rankings allow you to compare the Portfolios to their peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The following chart shows several convenient ways to invest in one or more Portfolios. Your new Portfolio shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange or redeem shares when you make transactions directly through IFG. However, if you invest in a Portfolio through a securities broker, you may be charged a commission or transaction fee. IFG may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify ^ the Portfolio whose shares you wish to purchase.

      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Portfolios. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Portfolio shares (including purchases by exchange) when, in its judgment, such rejection is in ^ a Portfolio's best interests.

                               How To Buy Shares
================================================================================
Method                      Investment Minimum         Please Remember
                            Per Portfolio
--------------------------------------------------------------------------------

By Check
Mail to:                    $1,000 for regular         ^ If your check
INVESCO Funds               account;                   does not clear, you
Group, Inc.                 $250 for an ^ IRA;         will be responsible
P.O. Box 173706             $50 minimum for            for any related
Denver, CO 80217-           each subsequent            loss the Portfolio
3706.                       investment.                or IFG incurs. If
Or you may send                                        you are already a
your check by                                          shareholder in the
overnight courier                                      INVESCO funds, the
to: 7800 E. Union                                      Portfolio may seek
Ave.,                                                  reimbursement from
Denver, CO 80237.                                      your existing
                                                       account(s) for any
                                                       loss incurred.
--------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be ^ canceled. If a
to our street                                          telephone purchase
address:                                               is ^ canceled due
7800 E. Union Ave.,                                    to nonpayment, you
Denver, CO 80237.                                      will be responsible
Or you may transmit                                    for any related
your payment by                                        loss the Portfolio
bank wire (call IFG                                    or IFG incurs. If
for instructions).                                     you are already a
                                                       shareholder in the
                                                       INVESCO funds, the
                                                       Portfolio may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase
You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to IFG.             invest continually,
when prices are low                                    regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high. This "dollar-                                    your financial
cost averaging" may                                    ability to keep
help offset market                                     buying through low
fluctuations. Over                                     price levels. And
a period of time,                                      remember that you
your average cost                                      will lose money if
per share may be                                       you redeem your
less than the                                          shares when the
actual average                                         market value of all
price per share.                                       your shares is less
                                                       than their cost.
--------------------------------------------------------------------------------

By PAL
Your "Personal              $1,000.                    Be sure to write
Account Line" is                                       down the
available for                                          confirmation number
subsequent                                             provided by PAL.
purchases and                                          Payment must be
exchanges 24-hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be ^ canceled. If a
                                                       telephone purchase
                                                       is ^ canceled due
                                                       to nonpayment, you
                                                       will be responsible
                                                       for any related
                                                       loss the Portfolio
                                                       or IFG incurs. If
                                                       you are already a
                                                       shareholder in the
                                                       INVESCO funds, the
                                                       Portfolio may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

By Exchange
Between this and            $1,000 to open a           See "Exchange ^
another of the              new account; $50           Policy," below.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
Automatic Monthly           minimum is $250 for
Exchange service            purchases requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.

================================================================================


      Exchange ^ Policy. You may exchange your shares in ^ a Portfolio for those in another ^ INVESCO fund or portfolio, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.


      Please note these policies regarding exchanges of fund shares:


      (1)   The fund accounts must be identically registered.

      (2) You may make four exchanges out of each fund during each calendar year.

      (3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).




      (4) The ^ Portfolios reserve the right to reject any exchange request, or to modify or terminate the exchange ^ policy, when it is in the best interests of the Fund and its shareholders. Notice of all such modifications or ^ termination will be given at least 60 days prior to the effective date of the change in privilege, except ^ in unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the ^ Fund into which you are exchanging are temporarily stopped).

      Distribution Expenses. Each of the Portfolios is authorized under a Plan and Agreement of Distribution (the "Plan") to use its assets to finance the distribution of shares to investors. The Plan is permitted by Rule 12b-1 of the Investment Company Act of 1940 and has been authorized by the Portfolios' shareholders.

      Monthly payments may be made by the Portfolio to IDI allowing IDI to provide distribution and administrative services to the Portfolio. Payment for these services has been approved by the Fund's board of directors.

      These services may include the payment of compensation to securities dealers and other financial organizations for distribution and/or administrative services, including payment of incentive compensation and/or continuing compensation based on the amount of customer assets maintained by the financial organization in the Portfolio. Payments may also be made to IDI-affiliated companies for these services.

      These services may include processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of transactions and serving as the primary source of information to customers in answering questions about the Portfolio and their transactions with a Portfolio. Other permissible services include advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, public relations efforts and marketing programs that may be agreed on by the Fund and its board of directors. These services may be performed by IDI, its affiliates, or by third parties.

      The Fund's payments to IDI on behalf of each Portfolio may not exceed 0.25% per year of each Portfolio's average net assets added after the Plan is implemented. IDI may not receive payment for overhead expenses under the Plan. IDI may be paid for all or a portion of the salaries and other employee benefits for the personnel of IDI or IFG whose primary responsibilities involve marketing shares of the Portfolio.

     Monthly payments by each Portfolio may be made to IDI for services provided by IDI during the rolling 12-month period in which that month falls. Any obligations incurred by IDI in excess of the limitations described above will not be paid by the Portfolio and will be borne by IDI. IDI and its affiliates may make additional payments from its revenues to securities dealers and other financial institutions that provide distribution and/or administrative services to the Portfolio.

      No payments will be made by a Portfolio under the Plan in the event the Plan is terminated with respect to that Portfolio. Payments made by a Portfolio may not be used to finance directly the distribution of shares of any other portfolio of the Fund or other mutual fund advised by IFG. However, payments received by IDI which are not used to finance the distribution of shares of a Portfolio become part of IDI's revenues and may be used by IDI for any permissible activities for all mutual funds advised by IFG, subject to review by the Fund's directors. Payments made by a Portfolio under the Plan for compensation of marketing personnel are based on an allocation formula designed to ensure that all such payments are appropriate. For more information see "How Shares Can be Purchased -- Distribution Plan" in the Statement of Additional Information.


FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.


      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Portfolio shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Portfolio has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following ^ telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans and IRAs. Shares of these Portfolios may be purchased for ^ IRAs and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES


      The following chart shows several convenient ways to redeem your Portfolio shares. Shares of any Portfolio may be redeemed at any time at ^ the NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon that Portfolio's investment performance.

      Please   specify  from  which   Portfolio  you  wish  to  redeem   shares.
Shareholders have a separate account for each fund or Portfolio in which they invest.

                              How To Sell Shares
================================================================================
Method                      Minimum Redemption         Please Remember
                            Per Portfolio
================================================================================

By Telephone
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in ^
                            redemption check;          IRAs.
                            $1,000 for a wire
                            to bank of record.
                            The maximum amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at the
                            discretion of IFG.
--------------------------------------------------------------------------------
In Writing
Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered ^           stock certificates,
Denver, CO 80217-           owners of the              the certificates
3706. You may also          account. Payment           must be sent to
send your request           will be mailed to          IFG.
by overnight                your address of
courier to 7800 E.          record, or to a
Union Ave., Denver,         pre-designated
CO 80237.                   bank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

By Exchange
Between this and            $1,000 to open a           See "Exchange ^
another of the              new account; $50           Policy," page 40.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment,          You must have at
request the                 on a monthly or            least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at 1-           check may be made          at least $5,000 of
800-525-8085.               payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO 80217-                                      signature guarantee
3706.                                                  from an eligible
                                                       guarantor financial
                                                       institution, such
                                                       as a commercial
                                                       bank or recognized
                                                       national or
                                                       regional securities
                                                       firm.
================================================================================


^
      While the Portfolios will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which ^ will take up to 15 days).


      If  you  participate  in  EasiVest,   the  Portfolios'  automatic  monthly
investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.


      Because of the high relative costs of handling small accounts, should the value of any shareholder's account in a Portfolio fall below $250 as a result of shareholder action, ^ each Portfolio reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS

      Taxes. Each ^ Portfolio intends to distribute to shareholders ^ all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows each Portfolio to maintain its tax status as a regulated investment company. ^ The Portfolios do not expect to pay any federal income or excise taxes because of their tax status as regulated investment companies.

      Shareholders^ must include all dividends and ^ other distributions in taxable income for federal, state^ and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of ^ the Portfolio or another fund in the INVESCO group.

      Net realized capital gains of a Portfolio are classified as short-term and long-term gains depending upon how long the Portfolio held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of the Tax Act on distributions by the Portfolios of net capital gain.

      Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      Each ^ Portfolio may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of ^ the Portfolio.

      ^ Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital ^ gains and other distributions and redemption proceeds. ^ You can avoid backup withholding on your ^ account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.^

     ^ We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Portfolios earn ordinary or net investment income in the form of ^ interest and dividends on investments. Dividends paid by a Portfolio will be based solely on the income earned by it. The Portfolios' policy is to distribute substantially all of this income, less ^ expenses, to shareholders on an annual basis, at the discretion of the ^ Fund's board of directors. Dividends are automatically reinvested in additional shares of the Portfolio at the net asset value on the payable date unless otherwise requested.

      In addition, each ^ Portfolio realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), ^ the Portfolio has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on foreign currency transactions, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Portfolio at the net asset value on the payable date unless otherwise requested.

      Dividend and other ^ distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held^ by the shareholder. The Portfolio's share price will then drop by the amount of the distribution on the ^ ex-dividend or ex-distribution ^ date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have ^"bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

^

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all of the Portfolios voting together. In other cases, such as voting upon an investment advisory contract, voting is on a Portfolio-by-Portfolio basis. To the extent permitted by law, when not all Portfolios are affected by a matter to be voted upon, only shareholders of the Portfolio or Portfolios affected by the matter will be entitled to vote thereon. The Fund is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    PROSPECTUS
                                    March 1, 1997


                                    INVESCO STRATEGIC PORTFOLIOS, INC.

                                    A no-load mutual fund seeking appreciation of capital and, with respect to the Utilities Portfolio, income.



^ INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

^ In Denver, visit one of our
convenient Investor Centers:


Cherry Creek, 155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue, Lobby Level


In addition, all documents filed
by the Fund with the Securities
and Exchange Commission can be located
on a web site maintained by the
Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
March 1, ^ 1998


                      INVESCO STRATEGIC PORTFOLIOS, INC.
                       A no-load mutual fund investing
                         in designated market sectors

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                     In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------


      INVESCO STRATEGIC PORTFOLIOS, INC. (the "Fund") is a diversified, managed, no-load mutual fund consisting of eight separate Portfolios of investments. It seeks to provide investors with capital appreciation (and, with respect to the Utilities Portfolio, income) through the investment of assets of its professionally managed Portfolios primarily in equity securities. Each of the Fund's separate Portfolios concentrates its investments in securities of companies principally engaged in the ^ business sector of that Portfolio.
Investors may purchase shares of any or all Portfolios. The following are available:


ENERGY Portfolio                                HEALTH SCIENCES Portfolio
ENVIRONMENTAL SERVICES Portfolio                LEISURE Portfolio
FINANCIAL SERVICES Portfolio                    TECHNOLOGY Portfolio
GOLD Portfolio                                  UTILITIES Portfolio

      Additional portfolios may be offered in the future.


      A Prospectus dated March 1, ^ 1998 for all of the Portfolios of the Fund which provides the basic information you should know before investing in the respective Portfolios, may be obtained without charge from INVESCO ^ Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This
Statement of Additional Information is not a ^ prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the ^ Portfolios and should be read in conjunction with the Prospectus.

      Investment Adviser ^: INVESCO Funds Group, Inc.
      Distributor: INVESCO Distributors, Inc.

TABLE OF CONTENTS
                                                                          Page
                                                                          ----


INVESTMENT POLICIES AND RESTRICTIONS......................................  51

THE FUND AND ITS MANAGEMENT...............................................  61

HOW SHARES CAN BE PURCHASED...............................................  74

HOW SHARES ARE VALUED.....................................................  77

FUND PERFORMANCE..........................................................  78

SERVICES PROVIDED BY THE FUND.............................................  80

TAX-DEFERRED RETIREMENT PLANS.............................................  81

HOW TO REDEEM SHARES......................................................  81

DIVIDENDS, ^ OTHER DISTRIBUTIONS AND TAXES................................  82

INVESTMENT PRACTICES......................................................  84

ADDITIONAL INFORMATION....................................................  88

INVESTMENT POLICIES AND RESTRICTIONS


      In selecting securities for investment, each Portfolio's investment adviser attempts to identify companies that have better- than-average earnings growth potential. ^ Each Portfolio seeks to purchase the securities of companies that are thought to be best situated in the relevant industry ^ grouping for ^ that Portfolio to benefit from the predicted economic environment.

      Foreign Securities. The Gold and Environmental Services Portfolios may invest in foreign securities without limitation on the percentage of assets which may be so invested. Each of the other Portfolios (Energy, Financial Services, Health Sciences, Leisure, Technology and Utilities) may invest up to 25% of its total assets, measured at the time of purchase, directly in foreign securities. Securities of Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") are not subject to this 25% limitation. As described in the section of ^ the Portfolios' Prospectus entitled "Investment Policies and Risks," foreign securities involve certain risks not associated with investment in domestic companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Securities of many foreign companies may be less liquid and more volatile than securities of comparable domestic companies. With respect to certain foreign countries, there may be a possibility of political developments which could affect investments in those countries. Finally, it may be more difficult for ^ a Portfolio to obtain or ^ enforce a judgment against a foreign issuer than against a domestic issuer. In determining individual portfolio investments, however, the investment advisers will carefully consider all of the above.


      Securities denominated in foreign currency, whether issued by a foreign or a domestic issuer, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs will be incurred in connection with conversions between various currencies.


      Restricted/144A Securities. As discussed in the Portfolios' Prospectus, each Portfolio may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities").

      In recent years, a large institutional market has developed for ^ Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which ^ Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for ^ Rule 144A Securities may provide both readily ascertainable values for ^ Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders.

An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A ^ Security held by a Portfolio, however, could adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

      American Depository Receipts. As discussed in the Prospectus, the Portfolios may invest in American Depository Receipts ("ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains net of certain fees paid to the bank. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

      Forward Foreign Currency Contracts. As discussed in the section of the Prospectus entitled "Investment Policies and Risks," the ^ Portfolios may enter into forward foreign currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, ^ a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the ^ Portfolio holds the foreign security. The ^ Portfolio will not speculate in forward currency contracts. The ^ Portfolio will not attempt to hedge all of ^ their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Fund ^ Management. The Portfolios will not enter into ^ forward ^ contracts for a term of more than one year. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had ^ a Portfolio not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to ^ a Portfolio's limitation on investing in illiquid securities, discussed in the Prospectus.

      Repurchase Agreements. As discussed in the Prospectus, the Portfolios may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolios with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value ^ equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed.

      Securities Lending. Each Portfolio also may lend its securities to qualified brokers, dealers, banks or other financial institutions. This practice permits ^ a Portfolio to earn income which, in turn, can be invested in additional securities to pursue the Portfolio's investment objectives. Loans of securities by a Portfolio will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, plus accrued interest and dividends, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. ^ Fund Management monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Portfolio's total assets (taken at market value).


      Gold Bullion. As is also discussed in the Prospectus, the Gold Portfolio may invest up to 10% of its total assets in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the Commonwealth of Independent States (the former Soviet Union). Changes in political and economic conditions affecting either country may have a direct impact on that country's sales of gold bullion. The Gold Portfolio will purchase gold bullion from, and sell gold bullion to, banks (both U.S. and foreign) and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Values of gold bullion held by the Gold Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.


     Gas and Electric Utilities. The gas and electric public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; and special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation. Recent and ongoing deregulation of the gas and electric utilities industry has increased competition in the power generation and utilities businesses, which generally exposes these companies to increased business risk from competitors.

      Futures and Options. Each of the Portfolios has adopted a policy which permits each Portfolio to purchase or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures. The following sub-sections entitled "Put and Call Options," "Futures and Options on Futures," and "Options on Futures Contracts," apply to each of the Portfolios, except the Environmental Services Portfolio.

      Put and Call Options. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation ("OCC"), based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised the OCC that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      Futures Contracts and Options on Futures Contracts. As described in the Portfolios' Prospectus, each Portfolio may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Portfolios will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. No Portfolio will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each Portfolio may use futures and options thereon for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when a Portfolio purchases or sells a security, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Portfolio, there was a general increase in interest rates, thereby making such Portfolio's securities less valuable. In all instances involving the purchase of futures contracts by a Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with such Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Portfolio may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of a futures contract may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the price of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      As noted above, a Portfolio may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option which a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

      The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transactions costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

     For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures, Options and Forward Contracts").

      Investment Restrictions. As described in the section of the Prospectus entitled "Investment Objective And Strategy," ^ the Portfolios operate under certain investment restrictions. ^ The following restrictions are fundamental and may not be changed with respect to a particular Portfolio without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of that Portfolio. For purposes of the following ^ restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Portfolio.

      ^ Each Portfolio, unless otherwise indicated, may not:

      (1) issue senior securities as defined in the 1940 Act (except insofar as the ^ Portfolio may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

      (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding with respect to the Financial Services, Health Sciences, Leisure, Technology or Utilities Portfolios 10%, or, with respect to the Energy, Environmental Services and Gold Portfolios, 33-1/3% of the value of the ^ Portfolio's total assets, i.e., its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the relevant 10% or 33-1/3% limitation by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 10% or 33-1/3% limitation. A Portfolio will not purchase additional securities while any borrowings on behalf of that Portfolio exist;

      (3) buy or sell commodities^ or commodity contracts^ (however, the Portfolio may purchase securities of companies which invest in the foregoing ^). The Environmental Services Portfolio also may not buy or sell oil, gas or other mineral interests or exploration programs (however, the Environmental Services Portfolio may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Portfolios from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward currency contracts. This restriction shall not prevent the Gold Portfolio from investing up to 10% of its total assets in gold bullion^;

      (4) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ^("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with restricted securities and securities for which there are ^ no readily available market quotations, would constitute more than 10% of total assets;

      (5) sell short or buy on margin^. This restriction shall not prevent the Portfolios except the Environmental Services Portfolio, from purchasing or selling options on futures, or writing, purchasing, or selling puts and calls;


      (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

      (7)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;

      (8) invest in any company for the purpose of exercising control or management;

      (9) engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;


      (10) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Portfolios, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a ^ Portfolio's total ^ assets (taken at current value). No more than 10% of a ^ Portfolio's total ^ assets may be invested in repurchase agreements maturing in more than seven days;


      (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

      (12) ^ with respect to seventy-five percent (75%) of each Portfolio's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause a Portfolio ^ to have more than 5% of the value of its total assets invested in the securities of ^ such issuer or to own more than 10% of the outstanding voting securities of ^ such issuer;

      (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three ^ years' continuous operation.

      In addition to the above restrictions, a fundamental policy of the Technology Portfolio is not to invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. In applying this restriction, the Technology Portfolio uses an industry classification system based on ^ a modified S&P industry code classification schema which uses various sources to classify securities.


      In applying restriction (4) above, each Portfolio also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit.


      With respect to investment restriction (4) above, the board of directors has delegated to the ^ Fund's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to ^ a Portfolio's limitations on investing in illiquid securities and securities for which there are no readily available market quotations. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to ^ a Portfolio's limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.

      An additional investment restriction adopted by the Fund on behalf of each of the Portfolios, and which may be changed by the Directors at their discretion, provides that the Portfolio will not:

      (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions held by the Portfolio and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (b) enter into any derivative positions if the aggregate net amount of Portfolio's commitments under outstanding derivative positions of the Portfolio would exceed the market value of the total assets of the Portfolio.


THE FUND AND ITS MANAGEMENT

     The Fund. The Fund was incorporated under the laws of Maryland on August 10, 1983 as "Financial Strategic Portfolios, Inc." On December 2, 1994 the Fund changed its name to INVESCO Strategic Portfolios, Inc.


      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ^("IFG"), is employed as the Fund's investment adviser. ^ IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. ^ IFG, as investment adviser, has contracted with INVESCO Trust Company ^("INVESCO Trust") to provide investment advisory and research services ^ to the Portfolios. INVESCO Trust has the primary responsibility for providing portfolio investment management services to the Fund. INVESCO Trust, a trust company founded in 1969, is a ^ wholly-owned subsidiary of ^ IFG.

     The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Portfolios' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by IFG. Prior to September 30, 1997, IFG served as the Portfolios' distributor.

      IFG, INVESCO Trust and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company ^ that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on ^ March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and ^ A I M Management Group, Inc. ^ that created one of the largest ^ investment management businesses in the world^ with approximately $177.5 billion in assets under management. ^ IFG was established in 1932 and as of October 31, ^ 1997, managed 14 mutual funds, consisting of ^ 45 separate portfolios, on behalf of over ^ 851,000 shareholders. ^ AMVESCAP PLC's other North American subsidiaries include the following:

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer ^.

     --INVESCO Management & Research, Inc. ^ of Boston, Massachusetts^ primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky^ specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for ^ pension plans and public pension funds, as well as endowment and foundation accounts.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

      The corporate headquarters of ^ AMVESCAP PLC are located at 11 Devonshire Square, London, ^ EC2M4YR, England.

      As indicated in the Portfolios' Prospectus, IFG and INVESCO ^ Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of IFG, INVESCO Trust and ^ their North American affiliates. The policy requires officers, inside directors, investment and other personnel of IFG, INVESCO Trust and ^ their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client ^ account, including any of the Portfolios.

      In addition to the pre-clearance ^ requirement described above, the policy subjects officers, inside directors, investment and other personnel of IFG, INVESCO Trust and ^ their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of ^ this policy are administered by and subject to exceptions authorized by ^ IFG.

     Investment Advisory Agreement. ^ IFG serves as investment adviser to the Portfolios pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Fund which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund or ^ IFG at a meeting called for such purpose. The Agreement was approved by shareholders of each Portfolio of the Fund on January 31, 1997, for an initial term expiring ^ February 28, 1999. Thereafter, the Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Portfolio. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that ^ IFG shall manage the investment portfolios of the Fund's Portfolios in conformity with the Portfolios' investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with ^ IFG). Further, ^ IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and ^ IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by ^ IFG's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by ^ IFG are borne by the Fund.

      As full compensation for its advisory services to the Fund, ^ IFG receives a monthly fee. The fee is calculated daily at an annual rate of: 0.75% on the first $350 million of the average net assets of each Portfolio of the Fund; 0.65% on the next $350 million of the average net assets of each Portfolio of the Fund; and 0.55% of each Portfolio's average net assets in excess of $700 million. The advisory fee is calculated daily at the applicable annual rate and paid monthly. While the portions of INVESCO's fees which are equal to 0.75% of the net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds comparable to the Portfolios of the Fund, whose assets are primarily invested in securities of companies principally engaged in the sector or business activity designated for investment by each Portfolio.

      Sub-Advisory Agreements. INVESCO Trust serves as sub-adviser to all of the Portfolios pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with ^ IFG which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, ^ IFG, or INVESCO Trust at a meeting called for such purpose. The Sub- Agreement was approved on January 31, 1997, by the shareholders of each of the Portfolios for an initial term expiring ^ February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Portfolio. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Fund upon sixty
(60) days' written notice, and ^ terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of ^ IFG, shall manage the investment portfolios of the Portfolios in conformity with each such Portfolio's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Portfolios and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund's Portfolios, consistent with (i) the Fund's Portfolios' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Portfolio, unless otherwise directed by the directors of the Fund or INVESCO, and executing transactions accordingly; (d) providing each Portfolio the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub- Adviser; (e) determining what portion of each Portfolio should be invested in the various types of securities authorized for purchase by such Portfolio; and (f) making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the portfolio securities of each Portfolio shall be exercised.

      The Sub-Agreement with INVESCO Trust provides that as compensation for its services, INVESCO Trust shall receive from ^ IFG, at the end of each month, a fee based upon the average daily value of the Portfolios' average net assets at the following annual rates: prior to January 1, 1998, 0.25% on the first $200 million of each Portfolio's average net assets, and 0.20% of each Portfolio's average net assets in excess of $200 million and effective January 1, 1998, INVESCO Trust will receive a fee based on the following annual rates: 0.25% on the first $350 million of each Portfolio's average net assets, 0.2167% of the next $350 million of each Portfolio's average net assets and 0.1833% of each Portfolio's average net assets in excess of $700 million. The Sub-Advisory fee is paid by INVESCO, NOT the Fund's Portfolios.

      Administrative Services Agreement. ^ IFG, either directly or through affiliated companies, also provides certain administrative, sub-accounting and recordkeeping services to the Fund pursuant to an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund or ^ IFG at a meeting called for such purpose. The Administrative Agreement is for an initial term of one year. Thereafter, the Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ IFG on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.

      The Administrative Agreement provides that ^ IFG shall provide the following services to the Fund: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans. As full compensation for services provided under the Administrative Agreement, the Fund pays a fee to ^ IFG consisting of a base fee of $10,000 per year per Portfolio, plus an additional incremental fee computed daily and paid monthly, by each Portfolio, at an annual rate of 0.015% of the average net assets of the Portfolio.

     Transfer Agency Agreement. ^ IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of each Portfolio of the Fund, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for a term of one year. The Transfer Agency Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority of the outstanding shares of the Portfolio. Any such continuance must also be approved by a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Fund shall pay to ^ IFG a fee of $20.00 per shareholder account or ^, where applicable, per participant ^ in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.




      Set forth below is a table showing the advisory fees, transfer agency fees and administrative services fees paid by each of the Fund's Portfolios for the fiscal years ended October 31, 1997, 1996^ and 1995 ^.


                  Year Ended October 31, 1997         Year Ended October 31, 1996         Year Ended October 31, 1995 ^
                  ---------------------------         ---------------------------         ---------------------------

                                        Adminis-                            Adminis-                            Adminis-
                            Transfer     trative                Transfer     trative                Transfer     trative
                Advisory      Agency    Services    Advisory      Agency    Services    Advisory      Agency    Services
                    Fees     Fees(1)        Fees        Fees        Fees        Fees        Fees        Fees        Fees
              ----------------------    --------    --------    --------    --------    --------    --------   ---------

Energy        $1,788,892    $710,090     $45,876    $813,779    $385,446     $26,275    $454,001    $304,482     $19,080 ^

Environmental
  Services(2)    188,133     208,784      13,763     237,561     227,295      14,751     234,331     250,666      14,686 ^

Financial
  Services     5,705,247   1,995,619     137,504   3,306,980   1,298,961      78,234   2,128,548   1,083,492      52,704

^ Gold         1,703,349     982,788      44,069   2,136,116     889,509      52,965   1,544,711     826,471      40,898 ^

Health
  Sciences     6,276,181   2,910,149     152,539   7,016,028   2,584,098     172,697   4,221,937   1,991,219      99,730

^ Leisure      1,598,185   1,048,771      41,964   2,026,976   1,133,674      50,540   2,063,891   1,099,340      51,278

^ Technology   6,217,324   2,686,039     150,934   4,677,778   1,863,571     110,454   3,210,186   1,236,694      76,216
^
Utilities(2)   1,063,655     530,316      31,273   1,032,013     471,705      30,640     952,421     481,868      29,048
             ----------- -----------    -------- -----------  ----------    --------  ----------  ----------    --------

^ Totals     $24,540,966 $11,072,556    $617,922 $21,247,231  $8,854,259    $536,556 $14,810,026  $7,274,232    $383,640 ^



(1) Includes amounts earned as credits by the Portfolios from security brokerage transactions under certain broker/service arrangements with third parties.

(2) These amounts do not reflect the voluntary expense limitations applicable to the Environmental Services and Utilities Portfolios described in the Portfolios' Prospectus.

      Officers and Directors of the Fund. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs of the Fund are carried out and that the Fund's Portfolios are properly administered. The officers of the Fund, all of whom are officers and employees of, and are paid by, ^ IFG, are responsible for the day-to-day administration of the Fund. The investment sub-adviser for each Portfolio has the primary responsibility for making investment decisions on behalf of that Portfolio. These investment decisions are reviewed by the investment committee of ^ IFG.

      All of the officers and directors of the Fund hold comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Fund also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund ^, with the exception of Dan Hesser, also serve as trustees of INVESCO Treasurer's Series Trust. All of the officers of the Fund also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Fund's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of ^ AMVESCAP PLC, London, England, and of various subsidiaries thereof^. Chairman of the Board of INVESCO ^ Treasurer's Series Trust ^.
Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of ^ INVESCO Treasurer's Series Trust. Trustee of ^ INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc; President and Director of INVESCO Trust Company^; President and Chief Operating Officer of INVESCO Global Health Sciences Fund ^. Born:
December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a ^ Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.




     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid^-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.


     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.


     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: ^ 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

     ^ WENDY L. GRAMM, Ph.D.,** Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     HUBERT L. HARRIS, JR.^,* Director. Chairman (since ^ 1996)^ and President (January 1990 to ^ May 1996) of INVESCO Services, Inc. ^; Chief Executive Officer of INVESCO Individual Services Group. Director of INVESCO Global Health Sciences Fund. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.

     KENNETH T. KING,^# Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of ^ INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: ^ 7 Piedmont Center, Suite 100, Atlanta, Georgia ^. Born: September 14, 1930.

     LARRY SOLL,  Ph.D.,  Director.**  Formerly,  Chairman of the Board (1987 to
1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company and INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April
1995), Secretary and General Counsel of INVESCO Funds Group, Inc. ^; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company ^(since 1988). Senior Vice President and Treasurer of INVESCO Distributors, Inc. (since 1997). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of INVESCO Trust Company (since July 1995) and formerly (August 1992 to July 1995), Vice President of INVESCO Funds Group, Inc. and ^ Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.


      #Member of the audit committee of the Fund.

      +Member of the executive committee of the Fund. On occasion, the executive committee acts upon the current and ordinary business of the Fund between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the board of directors.

     *These directors are "interested persons" of the Fund as defined in the ^ Investment Company Act of 1940.


      **Member of the management liaison committee of the Fund.


      As of December ^19, 1997, officers and directors of the Fund, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the outstanding shares of the Fund and of each Portfolio of the Fund.


Director Compensation


      The following table sets forth, for the fiscal year ended October 31, ^ 1997: the compensation paid by the Fund to its ^ eligible independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by ^ IDI (including the Fund), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and ^ INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, ^ 1996, there were ^ 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Fund effective May 15, 1997. Dr. Gramm became an independent director of the Fund effective July 29, 1997.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From           Fund           Upon        Paid To
                          Fund(1)    Expenses(2)  Retirement(3)   Directors(1)


Fred ^ A. Deering,        $17,590         $6,297         $6,131        $98,850
Vice Chairman of
  the Board

Victor L. Andrews        ^ 17,459          5,950          7,097         84,350

Bob R. Baker             ^ 17,955          5,313          9,511         84,850

Lawrence H. Budner       ^ 16,862          5,950          7,097         80,350

Daniel D. Chabris          17,382          6,790          5,044         84,850

A. D. Frazier, Jr.(4)       3,576              0              0         81,500

Wendy L. Gramm              3,459              0              0              0

Kenneth T. King            14,864          6,539          5,561         71,350

John W. McIntyre           16,277              0              0         90,350

Larry Soll                  6,672              0              0         17,500
                         --------        -------        -------       --------

Total                    $132,096        $36,839        $40,441       $693,950

% of Net Assets          0.0034%(5)       0.0009%(5)                  0.0045%(6)


      (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      (2)Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


      (3)These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO Complex (excluding ^ INVESCO Global Health
Sciences Fund, which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     ^ (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Fund. Effective November 1, 1996^ Mr. Frazier was employed by INVESCO PLC (the predecessor to AMVESCAP PLC), a company affiliated with IFG and did not receive any director's fees or other compensation from the ^ Fund or other funds in the INVESCO Complex for his services as a director after that date.

     (5)Totals^  as a  percentage  of the Fund's net assets as of October  31, ^
1997.

     ^ (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1996.

      Messrs. Brady, Harris^ and Hesser, as "interested persons" of the Fund and the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or the other funds in the INVESCO Complex for their service as directors.

      The boards of directors/trustees of the mutual funds managed by ^ IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the mandatory retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years), continuation of payments for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO^ and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Fund is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Fund has an audit committee ^ that is comprised of ^ five of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Fund also has a management liaison committee which meets quarterly with various management personnel of ^ IFG in order (a) to facilitate better understanding of management and operations of the Fund, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.


HOW SHARES CAN BE PURCHASED


      The shares of each Portfolio are sold on a continuous basis at the net asset value per share of the Portfolio next calculated after receipt of a purchase order in good form. The net asset value per share for each Portfolio is computed separately for each Portfolio and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." ^ IDI acts as the Fund's Distributor under a distribution agreement with the Fund under which it receives no compensation and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of Fund shares on a no-load basis.

      Each of the Portfolios has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1997. The Plan was approved on May 16, 1997, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan ("12b-1 directors"). The Plan was approved by the shareholders of the Portfolios, except the Environmental Services Portfolio, on October 28, 1997. The Plan was approved by the shareholders of the Environmental Services Portfolio on November 25, 1997. The following disclosures regarding the Plan relate to all of the Portfolios.

      The Plan provides that the Portfolios may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Portfolio's new sales of shares, exchanges into the Portfolio and reinvestments of dividends and capital gain distributions made after November 1, 1997 (December 1, 1997 for the Environmental Services Portfolio), to compensate IDI for expenses incurred by it in connection with the distribution of their shares to investors. Payments by a Portfolio under the Plan, for any month, may only be made to compensate or pay expenditures incurred during the rolling 12-month period in which that month falls. As noted in the Prospectus, one type of expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Portfolios. Each Portfolio is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Portfolio and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Portfolios do not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Portfolios possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Portfolio. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Portfolio.

      The Plan was not implemented until November 1, 1997 (December 1, 1997 for the Environmental Services Portfolio). Therefore, for the fiscal year ended October 31, 1997, no 12b-1 amounts were paid by the Portfolios.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of each Portfolio's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Portfolio, and assisting in other customer transactions with each Portfolio.

      The Plan provides that it shall continue in effect with respect to each Portfolio for so long as such continuance is approved at least annually by the vote of the board of directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Portfolio, without penalty, if a majority of the 12b-1 directors, or shareholders of such Portfolio, vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Portfolio at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a particular Portfolio, the investment climate for any particular Portfolio, general market conditions, and the volume of sales and redemptions of a Portfolio's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Portfolio's shares; however, none of the Portfolios are contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Portfolios shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Portfolio's payments thereunder without approval of the shareholders of that Portfolio, and all material amendments to the Plan must be approved by the board of directors, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, IDI or any Portfolio, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of a Portfolio's outstanding voting securities, may terminate such agreement as to that Portfolio without penalty upon 30 days' written notice to the other party. No further payments will be made by a Portfolio under the Plan in the event of its termination as to that Portfolio.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Portfolio's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to the Plan, each Portfolio's obligation to make payments to IDI shall terminate automatically, in the event of such assignment, in which case the Portfolio may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by the Portfolios are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

      The only members of the board of directors or officers of the Fund who are interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, of the Fund and who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund And Its Management -- Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Portfolios believe will be reasonably likely to flow to them and to their respective shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Portfolios;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Portfolios in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Portfolio assets will have on IFG's revenues could allow IFG and its affiliated companies:

            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Portfolio's shareholder services (in both systems and personnel),

            (b) To increase the number and type of mutual funds available to investors from IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Portfolio assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.


HOW SHARES ARE VALUED


      As described in the section of each Portfolio's Prospectus entitled "Fund Price And Performance," the net asset value of shares of each Portfolio of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Portfolio that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Portfolio. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. ^ The net asset value per share of each Portfolio is calculated by dividing the value of all securities held by that Portfolio and its other assets (including dividends and interest accrued but not collected), less the Portfolio's liabilities (including accrued expenses) by the number of outstanding shares of that Portfolio.


      Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sales prices are not available, and listed securities for which no sales are reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by authority of the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Portfolios and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Portfolios' net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Portfolio's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE


      As discussed in the section of each Portfolio's Prospectus entitled "Fund Price And Performance," the Fund advertises the total return performance of the Portfolios, as well as the yield of the Utilities Portfolio. Average annual total return performance for each Portfolio for the indicated periods ended October 31, ^ 1997, was as follows:


                                                                  10 Years/
                                                                  Life of
Portfolio                           1 Year        5 Years         Portfolio
---------                           ------        -------         ---------


Energy                            ^ 40.65%         18.87%          11.01%
Environmental Services            ^ 19.13%         10.41%           6.59%(1)
Financial Services                  39.80%         24.88%          24.41%
Gold                               (44.38%)         2.26%          (2.10%)
Health Sciences                     22.96%         15.49%          22.83%
Leisure                             22.32%         17.46%          19.72%
Technology                          20.71%         23.65%          23.92%
Utilities                           14.37%         12.88%          12.41%

-----------------

      (1) The Environmental Services Portfolio did not commence operations until January 2, 1991. The total return of Environmental Services for the ^ 82-month period from January 2, 1991 (date of inception) through October 31, ^ 1997 was ^ 6.59%.


      Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1 + T) exponent n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Portfolio indicated.


      The yield of the Utilities Portfolio for the month ended October 31, ^ 1997, was ^ 2.48%. This yield was computed by dividing the net investment income per share earned during the period as calculated according to a prescribed formula by the net asset value per share on October 31, ^ 1997. Because dividends received on the common stocks held by the Utilities Portfolio are generally paid near the end of calendar quarters and are accounted for on ex-dividend dates, such dividend income is recognized, for purposes of yield calculations, on an annualized basis.


      In conjunction with performance reports and/or analyses for the Portfolios, comparative data between a Portfolio's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Portfolios in performance reports will be drawn from the mutual fund groupings listed in each Portfolio's prospectus, in addition to the broad-based Lipper general fund groupings. Sources for Portfolio performance information and articles about the Portfolios include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

      Periodic Withdrawal Plan. As described in the section of each Portfolio's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

     ^ Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange ^ Policy. As discussed in the section of each Portfolio's Prospectus entitled "How To Buy Shares -- Exchange ^ Policy," the Fund offers shareholders the ^ ability to exchange shares of any Portfolio of the Fund for shares of any other Portfolio and of exchanging shares of the Fund for shares of certain other no-load mutual funds advised by ^ IFG. Exchange requests may be made either by telephone or by written request to ^ IFG, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


      As described in the section of ^ the Portfolios' Prospectus entitled "Fund Services," shares of the ^ Portfolios may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ IFG will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Portfolio's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission (the "SEC") by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for a Portfolio to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of a Portfolio presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Portfolio and its shareholders, and are valued at the value assigned to them in computing the Portfolio's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, ^ OTHER DISTRIBUTIONS AND TAXES

      The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). The Fund so qualified in the fiscal year ended October 31, ^ 1997, and intends to continue to qualify during its current ^ taxable year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year^.

     Distributions by the Fund of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. ^ The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains for individuals by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by the Fund of net capital gains.

      All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares^ of the Fund or another fund in the INVESCO group. The net asset value of Fund shares ^ reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. ^ If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      ^ IFG may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ IFG will be computed using the single-category average cost method, although neither ^ IFG nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Portfolio in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change ^ the method.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital ^ gains distributions received on those shares.

      Each Portfolio will be subject to a ^ non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and net capital ^ gains for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Portfolio. If more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive, or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Each Portfolio may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over a Portfolio's adjusted tax basis therein as of the end of that year. Once the election has been made, a Portfolio also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by a Portfolio for prior taxable years. A Portfolio's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Fund's Portfolios. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended October 31, 1997, 1996^ and 1995 ^, were as follows:

      Portfolio                             1997        1996      1995 ^
      ---------                             ----        ----      ----

      Energy                                249%        392%      300%^
      Environmental Services                187         142       195 ^
      Financial Services                     96         141       171 ^.
      Gold                                  148         155        72 ^
      Health Sciences                       143          90       107 ^
      Leisure                                25          56       119 ^
      Technology                            237         168       191 ^
      Utilities                              55         141       185 ^


      In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year.

^


      Placement of Portfolio Brokerage. Either ^ IFG, as the Fund's investment adviser, or INVESCO Trust, as the Fund's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon ^ IFG's or INVESCO Trust's evaluation of ^ the brokers' and dealers' financial responsibility, subject to ^ such brokers' and dealers' ability to effect transactions at the best available prices. ^ Fund Management evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire a new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on portfolio transactions of each applicable
Portfolio, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that ^ any commissions or discounts charged the Portfolios are consistent with prevailing and reasonable commissions, ^ IFG or INVESCO Trust also endeavor to monitor brokerage industry practices with regard to the commissions charged by ^ broker-dealers on transactions effected for other comparable institutional investors. While ^ IFG or INVESCO Trust seek reasonably competitive rates, the Portfolios do not necessarily pay the lowest commission ^, spread or discount available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ IFG or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ IFG or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Portfolios effect securities transactions may be used by ^ IFG or INVESCO Trust in servicing all of their respective accounts and not all such services may be used by ^ IFG or INVESCO Trust in connection with the Fund's Portfolios.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ IFG or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund's Portfolios on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.


      Portfolio transactions may be effected through qualified broker-dealers who recommend the Portfolios to their clients or who act as agent in the purchase of any of the Portfolios' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser may consider the sale of Portfolio shares by a broker or dealer in selecting among qualified broker-dealers.


     Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the financial institution or such affiliates to investors purchasing shares of the ^ Portfolios through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each ^ Portfolio made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. The Fund's directors have authorized ^ each Portfolio to pay transfer agency fees to ^ IFG based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. ^ IFG, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, ^ IFG itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee. The Fund's directors have further authorized ^ IFG to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ IFG reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied against any sub-transfer agency or recordkeeping fee payable with respect to the Fund on a basis which has resulted from negotiations between ^ IFG or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to ^ IFG with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, ^ IFG may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ IFG prior to each fiscal year-end of the Fund.

      The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1997, 1996^ and 1995 ^ were $19,588,903, $17,056,949^ and $14,162,585 ^, respectively. On a Portfolio basis, the aggregate amount of brokerage commissions paid in fiscal ^ 1997 breaks down as follows: Energy, ^ $2,930,676; Environmental Services, ^ $389,416; Financial Services, ^ $2,984,942; Gold, ^ $2,041,911; Health Sciences, ^ $3,867,011;
Leisure, ^ $678,011;  Technology,  ^ $6,214,757;  and Utilities, ^ $481,479. For
the year ended October 31, ^ 1997, brokers providing research services received ^ $7,484,369 in commissions on portfolio transactions effected for the Fund. On a Portfolio basis, this breaks down as follows: Energy, $1,056,892; Environmental Services, $81,883; Financial Services, $972,552; Gold, $1,180,686; Health Sciences, $1,843,742; Leisure, $122,417; Technology, $2,088,347 and Utilities, $137,850. The aggregate dollar amount of such portfolio transactions was ^ $4,404,563,694. On a Portfolio basis this figure breaks down as follows:
Energy,  ^  $553,816,858;   Environmental  Services,  ^  $32,277,206;   Gold,  ^
$332,821,821;   Health  Sciences,   ^  $1,237,093,851;   Financial  Services,  ^
$789,895,358;   Leisure,  ^  $48,748,634;   Technology,  ^  $1,342,507,339;  and
Utilities ^ $67,402,627. The Fund paid ^ $2,344,896 in compensation to brokers for the sale of shares of the Fund during the fiscal year ended October 31, ^ 1997. On a Portfolio basis this breaks down as follows: Energy, $200,136; Environmental Services, $33,506; Financial Services, $465,330; Gold, $238,380; Health Sciences, $458,920; Leisure, $147,816; Technology, $743,112; and Utilities, $57,696.

      ^ At October 31, 1997 the Fund's Portfolios held securities of their regular brokers or dealers, or ^ the parent companies of such brokers and dealers, as follows:

                                                                     Value of
                                                                   Securities
Portfolio               Broker or Dealer                        at ^ 10/31/97
---------               ----------------                        -------------
ENERGY FUND             None ^

ENVIRONMENTAL           None
SERVICES FUND

FINANCIAL SERVICES      Associates Corporation of            ^ $28,460,000.00
FUND                      North America

                        State Street Boston                 ^ $828,711,500.00
                          Corporation

                        Ford Motor Credit                      $28,463,000.00

                        Household Finance                      $30,496,000.00

                        Morgan Stanley Dean Witter             $12,740,000.00

GOLD FUND               None

HEALTH SCIENCES         Household Finance                      $27,100,000.00
FUND
                        Household Finance                      $35,130,000.00

LEISURE FUND            CIGNA                                   $6,302,000.00

TECHNOLOGY FUND         Household Finance                      $42,851,000.00

UTILITIES FUND          Associates Corporation of             ^ $4,620,000.00
                          ^ North America

      ^ Neither IFG nor INVESCO Trust receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between ^ IFG, INVESCO Trust or any person affiliated with ^ IFG, INVESCO Trust or the Fund and any broker or dealer that executes transactions for the Fund.


ADDITIONAL INFORMATION


      Common Stock. The Fund has one billion authorized shares of common stock with a par value of $0.01 per share. Of the Fund's authorized shares, 100,000,000 shares have been allocated to each of the Fund's eight Portfolios. As of ^ November 30, 1997, shares outstanding for each Portfolio were as follows:


      Portfolio                                 Shares Outstanding
      ---------                                 ------------------

      Energy                                          ^ 14,941,799
      Environmental Services                           ^ 1,904,144
      Financial Services                              ^ 38,794,048
      Gold                                            ^ 44,994,993
      Health Sciences                                 ^ 16,378,410
      Leisure                                          ^ 7,868,413
      Technology                                      ^ 30,431,538
      Utilities                                       ^ 14,387,953


      The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


      Shares of each ^ Portfolio represent the interests of the shareholders of such ^ Portfolio in a particular portfolio of investments of the Fund. Each ^ Portfolio of the Fund's shares is preferred over all other ^ Portfolio in respect of the assets specifically allocated to that ^ Portfolio, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that ^ Portfolio. The assets of each ^ Portfolio are segregated on the books of account and are charged with the liabilities of that ^ Portfolio and with a share of the Fund's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Fund, and these items are allocated among ^ Portfolio in proportion to the relative total assets of each ^ Portfolio. In the unlikely event that a liability allocable to one ^ Portfolio exceeds the assets belonging to the ^ Portfolio, all or a portion of such liability may have to be borne by the holders of shares of the Fund's other ^ Portfolio.

      All shares, regardless of ^ Portfolio, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all ^ Portfolios of the Fund. When not all ^ series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Portfolio's investment policies, only shareholders of the ^ Portfolio affected by the matter may be entitled to vote. Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Fund's Articles of Incorporation, or at their discretion.

      Principal Shareholders. As of December 1, ^ 1997, the following entities held more than 5% of the Fund's and each Portfolio's outstanding equity securities.


                                     Amount and Nature       Class and Percent
Name and Address                          of Ownership                of Class
----------------                     -----------------       -----------------

Energy Portfolio


Charles Schwab & Co. Inc.             ^ 5,832,849.7560                  39.45%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

National Financial                      ^ 888,472.5800                   6.01%
Services Corp.
The Exclusive Benefit
of Customers
One World Financial Center
200 Liberty St., 5th Floor
New York, NY 10281

Donaldson Lufkin &                        783,043.7120                   5.30%
Jenrette Securities Corp.
Mutual Funds 5th Floor
P.O. Box 2052
Jersey City, NJ 07303


Gold Portfolio


Charles Schwab & Co. Inc.            ^ 16,524,602.3570                  36.80%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Health Sciences Portfolio




Charles Schwab & Co. Inc.             ^ 3,869,764.4860                  23.62%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


Leisure Portfolio


Charles Schwab & Co. Inc.             ^ 2,083,903.9250                  26.47%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Technology Portfolio


Charles Schwab & Co. Inc.            ^ 10,108,421.2150                  33.20%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


Financial Services Portfolio


Charles Schwab & Co. Inc.            ^ 12,730,098.5900                  32.89%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104
^


Utilities Portfolio


Charles Schwab & Co. Inc.             ^ 4,378,963.0350                  29.91%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


Environmental Services Portfolio


Charles Schwab & Co. Inc.               ^ 488,806.9490                  25.74%
Special Custody Acct. For
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


      Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign ^ countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

      Transfer Agent. ^ IFG, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent and transfer agent for the Fund pursuant to the Transfer Agency Agreement described in "The Fund and Its Management." Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.


      Reports to Shareholders. The Fund's fiscal year ends on October 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.


     Legal Counsel. The firm of Kirkpatrick & Lockhart, LLP, Washington, D.C. is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel for the Fund.

      Financial Statements. The Fund's audited financial statements and the notes thereto for the fiscal year ended October 31, ^ 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, ^ 1997.


      Prospectus. The Fund will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.


      Registration Statement. This Statement of Additional Information and the ^ Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise note, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believe that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonable anticipated volume.

      In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sole (written) to dealers or financial institutions which have enters into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. A Portfolio will engage OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or receive. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

      A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

Options on Futures Contracts

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, int he case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration ate. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
                                                                  ----------

            (1)   Financial statements and schedules
                  included in Prospectus (Part A):


                  Financial Highlights for each of the                 11
                  ten years in the period ended
                  October 31, ^ 1997.

                  Financial Highlights with respect to                 13
                  the Environmental Services Portfolio
                  for each of the ^ six years in the
                  period ended October 31, ^ 1997 and
                  the period from commencement of that
                  Portfolio's operations (January 2,
                  1991) until October 31, 1991.

                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional In-
                                                                  formation
                                                                  ----------

            (2)   The following audited financial
                  statements of the Fund and the notes
                  thereto for the fiscal year ended
                  October 31, ^ 1997 and the report of
                  Price Waterhouse LLP with respect to
                  such financial statements are
                  incorporated in the Statement of
                  Additional Information by reference from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, ^
                  1997: Statement of Investment Securities as of October 31, ^ 1997; Statement of
                  Assets and Liabilities as of October 31,
                  ^ 1997; Statement of Operations for the
                  year ended October 31, ^ 1997; Statement of Changes in Net Assets for each of the two years in the period ended October
                  31, ^ 1997; Financial Highlights for
                  each of the five years in the period
                  ended October 31, ^ 1997.

            (3)   Financial statements and schedules
                  included in Part C:

                  None:  Schedules have been omitted as
                  all information has been presented in
                  the financial statements.

            (b)   Exhibits:

            (1)   Articles of Restatement of the Articles
                  of Incorporation filed November 24, ^
                  1989.(1)

                  (a) Articles Supplementary to the Fund's
                  Articles of Incorporation filed December
                  26, ^ 1990.(1)

                  (b) Articles of Amendment of the
                  Articles of Incorporation filed December
                  2, ^ 1994.(1)

            (2)   Bylaws as of July 21, ^ 1993.(1)


            (3)   Not applicable.

            (4)   Not required to be filed on EDGAR.


            (5)   (a) ^ Investment Advisory Agreement
                  dated February 28, 1997.

                  (b) ^ Sub-Advisory Agreement between the
                  Fund and INVESCO Trust Company dated
                  February 28, 1997.

            (6)   ^ General Distribution Agreement
                  dated ^ February 28, 1997.

            (7)   Defined Benefit Deferred Compensation
                  Plan for Non-Interested Directors and ^
                  Trustees.(1)

            (8)   Custody Agreement between Registrant and
                  State Street Bank and Trust Company^
                  dated 1993.

                  (a) Amendment to Custody Agreement dated
                  October 25, 1995.

                  (b) Data Access Services Addendum.

            (9)   (a) ^ Transfer Agency Agreement dated
                   ^ February 28, 1997.

                  (b) ^ Administrative Services Agreement
                  between the Fund and INVESCO Funds
                  Group, Inc. dated ^ February 28, 1997.

            (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable ^.


            (11)  Consent of Independent Accountants.

            (12)  Not applicable.

            (13)  Not applicable.

            (14)  Copies of model plans used in the
                  establishment of retirement plans as
                  follows:  Non-standardized Profit
                  Sharing Plan; Non-standardized Money
                  Purchase Pension Plan; Standardized
                  Profit Sharing Plan Adoption Agreement;
                  Standardized Money Purchase Pension
                  Plan; Non-standardized 401(k) Plan
                  Adoption Agreement; Standardized 401(k)
                  Paired Profit Sharing Plan; Standardized
                  Simplified Profit Sharing Plan;
                  Standardized Simplified Money Purchase
                  Plan; Defined Contribution Master Plan &
                  Trust Agreement; and Financial 403(b)
                  Retirement Plan, all filed with
                  Registration Statement of INVESCO
                  International Funds, Inc. filed May 27,
                  1993, and herein incorporated by
                  reference.


            (15)  ^(a) Plan and Agreement of Distribution
                  dated November 1, 1997 adopted pursuant
                  to Rule 12b-1 under the Investment
                  Company Act of 1940.

                  (b) Amended Plan and Agreement of
                  Distribution dated December 1, 1997.

            (16)  Schedule for computation of performance
                  data^.

            (17) (a) Financial Data Schedule for the year ended October 31, ^ 1997 for the Energy
                  Portfolio.

                  (b)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the
                  Environmental Services Portfolio.

                  (c)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the
                  Financial Services Portfolio.

                  (d)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the Gold
                  Portfolio.

                  (e)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the Health
                  Sciences Portfolio.

                  (f)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the Leisure
                  Portfolio.

                  (g)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the Technology
                  Portfolio.

                  (h)  Financial Data Schedule for the year
                  ended October 31, ^ 1997 for the Utilities
                  Portfolio.


            (18)  Not applicable.


(1)Previously filed on EDGAR with Post-Effective Amendment No. 20 to the Registration Statement on December 30, 1996, in incorporated by reference herein.


Item 25.    Persons Controlled by or Under Common Control with
            Registrant

                  No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities


                                                      Number of Record
                                                       Holders as of
            Title of Class                           November 30, ^ 1997
            --------------                           -------------------

            Common Stock
            Energy Portfolio                                    ^ 14,948
            Environmental Services Portfolio                     ^ 4,402
            Financial Services Portfolio                        ^ 65,741
            Gold Portfolio                                      ^ 17,863
            Health Sciences Portfolio                           ^ 83,089
            Leisure Portfolio                                   ^ 25,057
            Technology Portfolio                                ^ 75,954
            Utilities Portfolio                                 ^ 12,228


Item 27.    Indemnification

            Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X of the Amended Bylaws and Article Seventh
(3) of the Articles of Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) and (2) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Fund also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser

            See "The Fund and Its Management" in the Fund's Portfolios' Prospectus and Statement of Additional Information for information regarding the business of the investment adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of INVESCO Funds Group, Inc., reference is made to the Schedule Ds to the Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Funds Group, Inc., which schedules are herein incorporated by reference.

Item 29.    Principal Underwriters
            ----------------------
            INVESCO Capital Appreciation Funds, Inc.
            INVESCO Diversified Funds, Inc.
            ^ INVESCO Emerging Opportunity Funds, Inc.
            INVESCO Growth Fund, Inc.
            INVESCO Income Funds, Inc.
            INVESCO Industrial Income Fund, Inc.
            INVESCO International Funds, Inc.
            INVESCO Money Market Funds, Inc.
            INVESCO Multiple Asset Funds, Inc.
            INVESCO Specialty Funds, Inc.
            INVESCO Tax-Free Income Funds, Inc.
            INVESCO Value Trust
            INVESCO Variable Investment Funds, Inc.


            (b)
                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------

^

William J. Galvin, Jr.              Senior Vice               Assistant
7800 E. Union Avenue                President                 Secretary
^ Denver, CO  80237


Ronald L. Grooms                    Senior Vice               Treasurer,
7800 E. Union Avenue                President                 Chief Fin'l
Denver, CO  80237                   & Treasurer               Officer, and
                                                              Chief Acctg.
                                                              Officer


^


Dan J. Hesser                       Chairman of the Board,        Pres. &
7800 E. Union Avenue                President, CEO                Dir.
Denver, CO  80237                   & Director


^ Gregory E. Hyde                   Vice President
7800 E. Union Avenue
Denver, CO 80237

^ Charles P. Mayer                  Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                       Senior Vice               Secretary
7800 E. Union Avenue                President, Secretary
Denver, CO  80237                   General Counsel


^

Judy P. Wiese                       Vice President            Asst. Treas.
^ 7800 E. Union Avenue
Denver, CO  80237


            (c)   Not applicable.

Item 30.    Location of Accounts and Records

            Dan J. Hesser
            7800 E. Union Avenue
            Denver, CO  80237

Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

            (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            (b) The registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of Incorporation, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^ 24th day of December, ^ 1997.


Attest:                                INVESCO Strategic Portfolios, Inc.

/s/ Glen A. Payne                      /s/ Dan J. Hesser
------------------------------------   ------------------------------------
Glen A. Payne, Secretary               Dan J. Hesser, President


      Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^ 24th day of December, ^ 1997.


/s/ Dan J. Hesser                      /s/ Lawrence H. Budner
------------------------------------   ------------------------------------
Dan J. Hesser, President &             Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                   /s/ Daniel D. Chabris
------------------------------------   ------------------------------------
Ronald L. Grooms, Treasurer            Daniel D. Chabris, Director
(Chief Financial and Accounting Officer)

/s/ Victor L. Andrews                  /s/ Fred A. Deering
------------------------------------   ------------------------------------
Victor L. Andrews, Director            Fred A. Deering, Director


/s/ Bob R. Baker                       ^/s/Larry Soll
------------------------------------   ------------------------------------
Bob R. Baker, Director                 ^ Larry Soll, Director


/s/ Hubert L. Harris, Jr.              /s/ Kenneth T. King, Director
------------------------------------   ------------------------------------
Hubert L. Harris, Jr., Director        Kenneth T. King, Director

/s/ Charles W. Brady                   /s/ John W. McIntyre
------------------------------------   ------------------------------------
Charles W. Brady, Director             John W. McIntyre, Director


/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Director


By*                                    By*   /s/ Glen A. Payne
   ---------------------------------      ---------------------------------
   Edward F. O'Keefe                         Glen A. Payne
   Attorney in Fact                          Attorney in Fact


* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on July 20, 1989, January 9, 1990, May 22, 1992, September 1, 1993, December 1, 1993 ^, December 21, 1995 and December 30, 1996.

                                 Exhibit Index


                                                Page in
Exhibit Number                                  Registration Statement
--------------                                  ----------------------
^
      5(a)                                              106
      5(b)                                              113
      6                                                 119
      ^ 8                                               128
      8(a)                                              149
      8(b)                                              150
      9(a)                                              164
      9(b)                                              179
      10                                                183
      11                                                185
      15(a)                                             186
      15(b)                                             191
      16                                                196
      17(a)                                             197
      17(b)                                             198
      17(c)                                             199
      17(d)                                             200
      17(e)                                             201
      17(f)                                             202
      17(g)                                             203
      17(h)                                             204

99.POA GRAMM                                            205
99.POA SOLL ^                                           206